                                                                     EXHIBIT 4.1

                                BRIGHTPOINT, INC.


                    LIQUID YIELD OPTION((TM)) NOTES DUE 2018
                           (ZERO COUPON--SUBORDINATED)


                             -----------------------


                                    INDENTURE

                           Dated as of March 11, 1998


                             -----------------------



                            The Chase Manhattan Bank,
                                     Trustee

--------------------------------------------------------------------------------

                  ((TM))Trademark of Merrill Lynch & Co., Inc.

                                TABLE OF CONTENTS

NOTE: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                                                            Page
         ARTICLE VIII.  DISCHARGE OF INDENTURE ...........................................    1

ARTICLE I
         DEFINITIONS AND INCORPORATION BY REFERENCE ......................................    1
                  SECTION 1.01.  DEFINITIONS .............................................    8
                  SECTION 1.02.  OTHER DEFINITIONS .......................................    9
                  SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT .......   10
                  SECTION 1.04.  RULES OF CONSTRUCTION  ..................................   10

ARTICLE II
         THE SECURITIES ..................................................................   10
                  SECTION 2.01.  FORM AND DATING .........................................   10
                  SECTION 2.02.  EXECUTION AND AUTHENTICATION ............................   12
                  SECTION 2.03.  REGISTRAR, PAYING AGENT AND CONVERSION AGENT ............   13
                  SECTION 2.04.  PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST ......   14
                  SECTION 2.05.  SECURITYHOLDER LISTS ....................................   14
                  SECTION 2.06.  TRANSFER AND EXCHANGE ...................................   14
                  SECTION 2.07.  REPLACEMENT SECURITIES ..................................   16
                  SECTION 2.08.  OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS'
                  ACTION .................................................................   16
                  SECTION 2.09.  TEMPORARY SECURITIES ....................................   17
                  SECTION 2.10.  CANCELLATION ............................................   18
                  SECTION 2.11.  GLOBAL SECURITIES .......................................   18
                  SECTION 2.12.  CUSIP NUMBERS ...........................................   27


         ARTICLE III
         REDEMPTION AND PURCHASES ........................................................   27
                  SECTION 3.01.  RIGHT TO REDEEM; NOTICES TO TRUSTEE .....................   27
                  SECTION 3.02.  SELECTION OF SECURITIES TO BE REDEEMED ..................   27
                  SECTION 3.03.  NOTICE OF REDEMPTION ....................................   28
                  SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION ..........................   28
                  SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE .............................   29

                  SECTION 3.06.  SECURITIES REDEEMED IN PART .........................................   29
                  SECTION 3.07.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION........................   29
                  SECTION 3.08.  PURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER ..................   30
                  SECTION 3.09.  PURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE
                  IN CONTROL .........................................................................   36
                  SECTION 3.10.  EFFECT OF PURCHASE NOTICE OR CHANGE IN CONTROL PURCHASE NOTICE ......   39
                  SECTION 3.11.  DEPOSIT OF PURCHASE PRICE OR CHANGE IN CONTROL PURCHASE PRICE .......   40
                  SECTION 3.12.  SECURITIES PURCHASED IN PART ........................................   41
                  SECTION 3.13.  COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF
                  SECURITIES .........................................................................   41
                  SECTION 3.14.  REPAYMENT TO THE COMPANY ............................................   41


         ARTICLE IV.
         COVENANTS ...................................................................................   41
                  SECTION 4.01.  PAYMENT OF SECURITIES ...............................................   41
                  SECTION 4.02.  SEC REPORTS .........................................................   42
                  SECTION 4.03.  STATEMENTS BY OFFICERS AS TO DEFAULT ................................   42
                  SECTION 4.04.  CALCULATION OF ORIGINAL ISSUE DISCOUNT ..............................   43
                  SECTION 4.05.  MAINTENANCE OF OFFICE OR AGENCY .....................................   43
                  SECTION 4.06.  TAXES ...............................................................   43
                  SECTION 4.07.  CONTINUED EXISTENCE .................................................   43


         ARTICLE V
                  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE ...............................   43
                  SECTION 5.01.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS ................   43
                  SECTION 5.02.  SUCCESSOR SUBSTITUTED ...............................................   44

ARTICLE VI.
         DEFAULTS AND REMEDIES .......................................................................   44
                  SECTION 6.01.  EVENTS OF DEFAULT ...................................................   44
                  SECTION 6.02.  ACCELERATION ........................................................   46
                  SECTION 6.03.  OTHER REMEDIES ......................................................   47
                  SECTION 6.04.  WAIVER OF PAST DEFAULTS .............................................   47
                  SECTION 6.05.  CONTROL BY MAJORITY..................................................   47
                  SECTION 6.06.  LIMITATION ON SUITS .................................................   47
                  SECTION 6.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT.................................   48

                  SECTION 6.08.  COLLECTION SUIT BY TRUSTEE ................................   48
                  SECTION 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM ..........................   48
                  SECTION 6.10.  PRIORITIES ................................................   49
                  SECTION 6.11.  UNDERTAKING FOR COSTS .....................................   49
                  SECTION 6.12.  NOTICE OF DEFAULTS ........................................   50
                  SECTION 6.13.  WAIVER OF STAY, EXTENSION OR USURY LAWS ...................   50


         ARTICLE VII.
         THE TRUSTEE .......................................................................   50
                  SECTION 7.01.  CERTAIN DUTIES AND RESPONSIBILITIES .......................   50
                  SECTION 7.02.  NOTICE OF DEFAULTS ........................................   51
                  SECTION 7.03.  CERTAIN RIGHTS OF TRUSTEE .................................   51
                  SECTION 7.04.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES ....   53
                  SECTION 7.05.  MAY HOLD SECURITIES .......................................   53
                  SECTION 7.06.  MONEY HELD IN TRUST .......................................   53
                  SECTION 7.07.  COMPENSATION AND REIMBURSEMENT ............................   53
                  SECTION 7.08.  DISQUALIFICATION; CONFLICTING INTERESTS ...................   54
                  SECTION 7.09.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY ...................   54
                  SECTION 7.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR .........   54
                  SECTION 7.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR ....................   56
                  SECTION 7.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS   56
                  SECTION 7.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY .........   56
                  SECTION 7.14.  APPOINTMENT OF AUTHENTICATING AGENT .......................   57
                  SECTION 7.15.  TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY ...   58
                  SECTION 7.16.  REPORTS BY TRUSTEE ........................................   58

ARTICLE VIII.
         DISCHARGE OF INDENTURE ............................................................   59
                  SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES ......................   59
                  SECTION 8.02.  REPAYMENT TO THE COMPANY ..................................   59

ARTICLE IX.
         AMENDMENTS ........................................................................   59
                  SECTION 9.01.  WITHOUT CONSENT OF HOLDERS ................................   59
                  SECTION 9.02.  WITH CONSENT OF HOLDERS ...................................   60
                  SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT .......................   61

                  SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS ....  61
                  SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES .....................  61
                  SECTION 9.06.  TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES ...................  62
                  SECTION 9.07.  EFFECT OF SUPPLEMENTAL INDENTURES .........................  62


ARTICLE X.
         SUBORDINATION
         ...................................................................................  62
                  SECTION 10.01.  SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS ............  62
                  SECTION 10.02.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC ...........  62
                  SECTION 10.03.  ACCELERATION OF SECURITIES ...............................  64
                  SECTION 10.04.  DEFAULT ON SENIOR INDEBTEDNESS ...........................  64
                  SECTION 10.05.  PAYMENT PERMITTED IF NO DEFAULT ..........................  66
                  SECTION 10.06.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS ..  66
                  SECTION 10.07.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS ..............  66
                  SECTION 10.08.  TRUSTEE TO EFFECTUATE SUBORDINATION ......................  67
                  SECTION 10.09.  NO WAIVER OF SUBORDINATION PROVISIONS ....................  67
                  SECTION 10.10.  NOTICE TO TRUSTEE ........................................  67
                  SECTION 10.11.  RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                                  AGENT ....................................................  68
                  SECTION 10.12.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS .  68
                  SECTION 10.13.  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
                                  PRESERVATION OF TRUSTEE'S RIGHTS .........................  69
                  SECTION 10.14.  ARTICLE X APPLICABLE TO PAYING AGENTS ....................  69

ARTICLE XI.
         CONVERSION
         ...................................................................................  70
                  SECTION 11.01.  CONVERSION PRIVILEGE .....................................  70
                  SECTION 11.02.  CONVERSION PROCEDURE .....................................  71
                  SECTION 11.03.  FRACTIONAL SHARES ........................................  73
                  SECTION 11.04.  TAXES ON CONVERSION ......................................  73
                  SECTION 11.05.  COMPANY TO PROVIDE STOCK .................................  73
                  SECTION 11.06.  ADJUSTMENT FOR CHANGE IN CAPITAL STOCK ...................  73
                  SECTION 11.07.  ADJUSTMENT FOR RIGHTS ISSUE ..............................  74
                  SECTION 11.08.  ADJUSTMENT FOR OTHER DISTRIBUTIONS .......................  75
                  SECTION 11.09.  WHEN ADJUSTMENT MAY BE DEFERRED ..........................  77



                                       iv

                  SECTION 11.10.  WHEN NO ADJUSTMENT REQUIRED...............................  78
                  SECTION 11.11.  NOTICE OF ADJUSTMENT .....................................  78
                  SECTION 11.12.  VOLUNTARY INCREASE .......................................  78
                  SECTION 11.13.  NOTICE OF CERTAIN TRANSACTIONS ...........................  79
                  SECTION 11.14.  REORGANIZATION OF COMPANY; SPECIAL DISTRIBUTIONS .........  79
                  SECTION 11.15.  COMPANY DETERMINATION FINAL ..............................  80
                  SECTION 11.16.  TRUSTEE'S ADJUSTMENT DISCLAIMER ..........................  80
                  SECTION 11.17.  SIMULTANEOUS ADJUSTMENTS .................................  80
                  SECTION 11.18.  SUCCESSIVE ADJUSTMENTS ...................................  80
                  SECTION 11.19.  RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON
                                    CONVERSION .............................................  80

ARTICLE XII.
         SPECIAL TAX EVENT CONVERSION
         ...................................................................................  81
                  SECTION 12.01.  OPTIONAL CONVERSION TO SEMIANNUAL COUPON NOTE UPON TAX
                                    EVENT ..................................................  81
                  SECTION 12.02.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED ...........  82

ARTICLE XIII.
         MISCELLANEOUS .....................................................................  83
                  SECTION 13.01.  TRUST INDENTURE ACT CONTROLS .............................  83
                  SECTION 13.02.  NOTICES ..................................................  83
                  SECTION 13.03   COMMUNICATION BY HOLDERS WITH OTHER HOLDERS ..............  84
                  SECTION 13.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT .......  84
                  SECTION 13.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION ............  84
                  SECTION 13.06.  SEPARABILITY CLAUSE ......................................  84
                  SECTION 13.07.  RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND
                                    REGISTRAR ..............................................  84
                  SECTION 13.08.  LEGAL HOLIDAY ............................................  85
                  SECTION 13.09.  GOVERNING LAW ............................................  85
                  SECTION 13.10.  NO RECOURSE AGAINST OTHERS ...............................  85
                  SECTION 13.11.  SUCCESSORS ...............................................  85
                  SECTION 13.12.  MULTIPLE ORIGINALS .......................................  85



         INDENTURE, dated as of March 11, 1998, between BRIGHTPOINT, INC., a Delaware corporation ("Company"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Liquid Yield Option/(TM)/ Notes due 2018 (Zero Coupon--Subordinated) (the "Securities"):

                                   ARTICLE I.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.01.  DEFINITIONS.

         "144A Global Security" means a permanent Global Security in the form of the Security attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depository, representing Securities sold in reliance on Rule 144A under the Securities Act.

         "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control", when used with respect to any specified person, means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the DTC, Euroclear and Cedel that are applicable to such transfer or exchange.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 7.14 to act on behalf of the Trustee to authenticate securities.

         "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

---------------------

/(TM)/Trademark of Merrill Lynch & Co., Inc.

         "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

         "Board of Directors" or "Board" means, with respect to any matter, either the board of directors of the Company or any committee of such board duly authorized, with respect to such matter, to exercise the powers of such board.

         "Business Day" means each day of the year on which banking institutions in The City of New York are not required or authorized to close.

         "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) capital stock issued by that corporation.

         "Cash" or "cash" means such coin or currency of The United States of America as at any time of payment is legal tender for the payment of public and private debts.

         "Cedel" means Centrale de Livraison de Valeurs Mobilieres, S.A., or its successor.

         "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-2.

         "close of business" means 5:00 p.m. local time in The City of New York.

         "Common Stock" means any series of Common Stock, par value $.01 per share, of the Company as it exists on the date of this Indenture or any other shares of capital stock of the Company into which such common stock shall be reclassified or changed.

         "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by either of its Chairman or Vice Chairman of the Board, its President, any Vice President, its Treasurer, or any Assistant Treasurer, and by its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Net Assets" means the total amount of assets of the Company and its Subsidiaries (less applicable depreciation, amortization and other valuation reserves), after deducting therefrom all current liabilities of the Company and its Subsidiaries (other than intercompany liabilities and the current portion of long-term debt and capitalized lease obligations), all as set forth on the latest consolidated balance sheet of the Company at the end of each calendar quarter prepared in accordance with GAAP.

         "Conversion Payment" means the Sale Price of a share of Common Stock on the Trading Day immediately prior to the related Conversion Date multiplied by the Conversion Rate in effect on such Trading Day.

         "Corporate Trust Office" means the office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be principally administered; which office at the date of initial execution of this Indenture is 450 West 33rd Street, New York, New York 10001, except that with respect to the presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee in said Borough at which at any particular time its corporate agency business shall be conducted, which office at the date of execution of initial of this Indenture is 55 Water Street, Room 234, New York, New York 10041.

         "Credit Facility" means that certain Multicurrency Credit Agreement, dated as of June 24, 1997, among the Company, Brightpoint International Ltd., certain of their respective Subsidiaries, the financial institutions from time to time parties thereto as lenders, The First National Bank of Chicago, in its capacity as Administrative Agent, and Bank One, Indiana, National Association, in its capacity as Syndication Agent (as the same may from time to time be amended, modified, supplemented and/or restated).

         "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

         "Executive Officer" means any of the Chief Executive Officer, Chief Operating Officer, President, Executive Vice President or Chief Financial Officer of the Company.

         "GAAP" means generally accepted accounting principles in the United States as in effect on the date hereof.

         "Global Securities" means, individually and collectively, the 144A Global Security, the Institutional Accredited Investor Global Security and the Regulation S Global Security.

         "Hedging Agreement" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, U.S. dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate swap, cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants or similar agreements, devices or arrangements of the Company.

         "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

         "Indenture" means this Indenture as amended or supplemented from time to time in accordance with the terms hereof.

         "Institutional Accredited Investor Global Security" means a Global Security in the form of the Security attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depository, representing Securities sold to institutional "accredited investors" (as defined in Rule 501(a)(1) (2), (3) and (7) under the Securities Act).

         "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "Issue Price" of any Security means, in connection with the original issuance of such Security, the initial issue price at which the Security is sold as set forth on the face of the Security.

         "Nasdaq" means the National Association of Securities Dealers Automated Quotation System.

         "Officer" means either the Chairman or Vice Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or Assistant Secretary of the Company.

         "Officers' Certificate" means a written certificate containing the information specified in Sections 13.04 and 13.05, (i) signed in the name of the Company by either its Chairman of the Board, Vice Chairman of the Board, President, any Vice President, Treasurer, any Assistant Treasurer, Controller, or any Assistant Controller, and (ii) attested to by its Secretary or any Assistant Secretary, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion containing the information specified in Sections 13.04 and 13.05, if applicable, rendered by legal counsel, who may, in the case of legal counsel to the Company, be (i) an employee of, or counsel to, the Company or (ii) other counsel designated by the Company and reasonably acceptable to the Trustee.

         "Original Issue Discount" of any Security means the difference between the Issue Price and the Principal Amount of the Security as set forth on the face of the Security.

         "Permitted Junior Securities" means securities of the Company or any other corporation that are equity securities or are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in Article X; provided that at any time that there shall be Senior Indebtedness described in clause (i) or (iii)(c)(1) of the definition herein of "Senior

Indebtedness" outstanding (or in connection with which any commitment for such Senior Indebtedness is outstanding), such securities shall also be securities issued either (i) in accordance with the terms of a plan of reorganization that is authorized by a court decree or order and approved by the percentage of the holders of such Senior Indebtedness which is the lesser of (a) the percentage of such holders required by the Credit Facility, Refinancing Agreement, Hedging Agreement or other agreement or instrument governing the rights of such holders and (b) 80% of such holders of such Senior Indebtedness (the "Requisite Percentage"), each voting as a separate class or (ii) with the approval of the Requisite Percentage of the holders of such Senior Indebtedness, each voting as a separate class.

         "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Principal" or "Principal Amount" of a Security means, subject to the terms of Section 12.01 hereof, the principal amount due at the Stated Maturity of the Security as set forth on the face of the Security.

         "Redemption Date" or "redemption date" shall mean the date specified for redemption of any of the Securities in accordance with the terms of the Securities and this Indenture.

         "Redemption Price" or "redemption price" shall have the meaning set forth in paragraph 5 of the Securities.

         "Refinancing Agreement" means an agreement providing for the refunding or refinancing of Secured Obligations.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Global Security" means a Global Security in the form of the Security attached hereto as Exhibit A-1, and that is deposited with and registered in the name of the Depositary, representing the Securities sold in reliance on Regulation S.

         "Requisite Percentage" shall have the meaning ascribed to such term in the definition of "Permitted Junior Securities," above.

         "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee (including any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), any assistant secretary, and assistant treasurer, any senior trust officer, trust officer or assistant trust officer, or any other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers) and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

         "Restricted Global Securities" means, individually and collectively, the 144A Global Security and the Institutional Accredited Investor Global Security.

         "Sale Price" on any Trading Day means the closing per share sale price for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case the average of the average bid and the average ask prices) on such Trading Day as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional stock exchange, as reported by the National Association of Securities Dealers Automated Quotation System.

         "SEC" means the Securities and Exchange Commission.

         "Secured Obligations" shall have the meaning ascribed to such term in the Credit Facility.

         "Securities" means any of the Company's Liquid Yield Option Notes due 2018 (Zero Coupon--Subordinated), as amended or supplemented from time to time in accordance with the terms hereof, issued under this Indenture.

         "Securityholder" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

         "Senior Indebtedness" means, without duplication, (i) all Secured Obligations, including without limitation, the principal, premium (if any), unpaid interest and fees, on all present and future (a) obligations incurred by the Company (whether as borrower or guarantor) under and pursuant to the Credit Facility or any Refinancing Agreement, including without limitation, the principal balance of all loans made thereunder and interest and fees accruing with respect to such loans and (b) all other obligations, liabilities, and indebtedness, including, without limitation, reimbursement obligations under letters of credit issued pursuant to the Credit Facility or a Refinancing Agreement (and all fees, commissions and charges incurred in connection with the issuances and maintenance of such letters of credit) or obligations with respect to acceptances issued or overdrafts extended pursuant to the Credit Facility or a Refinancing Agreement; (ii) all present and future obligations under any Hedging Agreement, including all obligations of the Company, whether absolute or contingent under any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Agreement; (iii) the principal, premium (if any) and unpaid interest on all present and future (a) indebtedness of the Company for borrowed money (other than the Securities), (b) obligations of the Company evidenced by bonds, debentures, notes or similar instruments (other than the Securities), (c) (1) repurchase obligations or liabilities of the Company with respect to accounts or notes receivable sold by the Company or otherwise financed by the Company in a securitization or structured receivables financing transaction, (2) liabilities under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of the Company, (3) liabilities under any financing lease or so-called "synthetic" lease transaction entered into by the Company, and (4) obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of the Company, (d) indebtedness incurred, assumed or guaranteed by the Company in connection with the acquisition by it or a Subsidiary of any business, properties or assets (except purchase-money indebtedness classified as accounts payable under generally accepted accounting principles), (e) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles, (f) reimbursement obligations of the Company in respect of letters of credit relating to indebtedness or other obligations of the Company that qualify as indebtedness or obligations of the kind referred to in clauses (iii) (a) through (e) above, and (iv) obligations of the Company under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iii) above; in each case (I) whether now existing or hereafter arising (and, in the case of indebtedness or obligations described in clauses (i) or (iii)(c)(1) above, whether such indebtedness or obligations arise or accrue before or after the commencement of any bankruptcy, insolvency or receivership proceedings) directly between the Company and any holder of such indebtedness or obligation, or acquired outright, conditionally or as collateral security from another by any such holder, including, without limitation, in the case of indebtedness or obligations described in clauses (i) or (iii)(c)(1) above, interest and fees accruing pre-petition or post-petition at the rate or rates prescribed in the Credit Facility or a Refinancing Agreement or the other document, instrument or agreement evidencing such Senior Indebtedness and costs, expenses, and attorneys' and paralegals' fees and disbursements, whenever incurred (and, in the case of indebtedness or obligations described in clauses (i) or (iii)(c)(1) above, whether or not such claims, interest, costs, expenses, fees or disbursements are allowed or allowable in any such proceeding); and (II) unless the document, instrument or agreement creating or evidencing the indebtedness or obligation or pursuant to which the same is outstanding provides (y) that such indebtedness or obligation is not superior in right of payment to the Securities or (z) that such indebtedness or obligation shall be subordinated to any other such indebtedness or obligation of the Company, unless such indebtedness or obligation expressly provides that it shall be senior in right of payment to the Securities.

         "Senior Indebtedness Default" means the happening of an event of default with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding which, if occurring prior to the stated maturity of such Senior Indebtedness, permits any holder thereof thereupon to accelerate the maturity thereof.

         "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which the Principal of such Security is due and payable.

         "Subsidiary" means (i) a corporation, a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company, (ii) a partnership in which the Company or a subsidiary of the Company holds a majority interest in the equity capital or profits of such partnership, or (iii) any other person (other than a corporation) in which the Company, a subsidiary of the Company or the Company and one or more subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person.

         "Tax Event" means that the Company shall have received an opinion from independent tax counsel experienced in such matters to the effect that, on or after the date of this Indenture, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, in each case which amendment or change is enacted, promulgated, issued or announced or which interpretation is issued or announced or which action is taken, on or after the date of this Indenture, there is more than an insubstantial risk that interest (including Original Issue Discount) payable on the Securities either (i) would not be deductible on a current accrual basis or (ii) would not be deductible under any other method, in either case in whole or in part, by the Company (by reason of deferral, disallowance, or otherwise) for United States Federal income tax purposes.

         "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date of this Indenture, except as provided in Section 9.03.

         "Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Sale Price is open for trading or quotation.

         "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

         SECTION 1.02.  OTHER DEFINITIONS.

                                                                      Defined in
         Term                                                           Section

"Agent Members" ........................................................ 2.01(c)
"Associate" ............................................................ 3.09(a)
"Average Sale Price" ...................................................   11.01
"beneficial owner" ..................................................... 3.09(a)
"Change in Control" .................................................... 3.09(a)
"Change in Control Purchase Date" ...................................... 3.09(a)
"Change in Control Purchase Notice" .................................... 3.09(c)
"Change in Control Purchase Price" ..................................... 3.09(a)
"Company Notice" ....................................................... 3.08(e)

"Company Notice Date" .................................................. 3.08(e)
"Conversion Agent" .....................................................    2.03
"Conversion Date" ......................................................   11.02
"Conversion Rate" ......................................................   11.01
"Custodian" ............................................................    6.01
"Defaulted Interest" .................................................. 12.02(b)
"Depositary" ........................................................... 2.01(a)
"Event of Default" .....................................................    6.01
"Exchange Act" ......................................................... 3.08(d)
"Ex-Dividend Time" .....................................................   11.01
"Extraordinary Cash Dividend" ..........................................   11.08
"Institutional Accredited Investors" ................................... 2.01(b)
"Interest Payment Date" ................................................   12.01
"Legal Holiday" ........................................................   13.08
"Legend" ............................................................... 2.06(f)
"Market Price".......................................................... 3.08(d)
"Notice of Default" ....................................................    6.01
"Option" ...............................................................    2.02
"Paying Agent" .........................................................    2.03
"Principal Property" ...................................................    6.01
"Purchase Date" ........................................................ 3.08(a)
"Purchase Notice" ...................................................... 3.08(a)
"Purchase Price" ....................................................... 3.08(a)
"QIB" .................................................................. 2.01(a)
"Registrar" ............................................................    2.03
"Regular Record Date" ..................................................   12.01
"Restated Principal Amount" ............................................   12.01
"Rights" ...............................................................   11.19
"Rights Agreement" .....................................................   11.19
"Securities Act" ....................................................... 3.08(d)
"Tax Event Date" .......................................................   12.01
"Time of Determination" ................................................   11.01
"Transfer Restricted Security" ......................................... 2.11(d)

           SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "COMMISSION" means the SEC.

         "INDENTURE SECURITIES" means the Securities.

         "INDENTURE SECURITY HOLDER" means a Securityholder.

         "INDENTURE TO BE QUALIFIED" means this Indenture.

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

         "OBLIGOR" on the indenture securities means the Company.

         All other TIA terms used in this Indenture that are defined by the TIA or defined by TIA reference to another statute or regulation have the meanings assigned to them by such definitions.

         SECTION 1.04  RULES OF CONSTRUCTION.  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the
                      meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in The United States of America;

                  (3) "or" is not exclusive;

                  (4) "including" means including, without limitation; and

                  (5) words in the singular include the plural, and words in the plural include the singular.


                                   ARTICLE II.
                                 THE SECURITIES

         SECTION 2.01. FORM AND DATING . The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and A-2, which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company and the Trustee and is provided to the Trustee in writing by the Company). Each Security shall be dated the date of its authentication.

         The Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated March 5, 1998, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchase Agreement").

          (a) 144A Global Securities. Securities offered and sold within the United States to qualified institutional investors as defined in Rule 144A ("QIBs") in reliance on Rule 144A under the Securities Act shall be issued, initially in the form of a 144A Global Security, which shall be deposited with the Trustee at its corporate trust offices, as custodian for the Depositary and registered in the name of The Depository Trust Company ("DTC") or the nominee thereof (such depositary, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

          (b) Institutional Accredited Investor Global Securities. Securities offered and sold within the United States to institutional accredited investors as defined Rule 501(a)(1), (2) (3) and (7) under the Securities Act ("Institutional Accredited Investors") shall be issued, initially in the form of an Institutional Accredited Investor Global Security, which shall be deposited with the Trustee at its corporate trust offices, as custodian for the Depository and registered in the name of DTC or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Institutional Accredited Investor Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

         (c) Regulation S Global Securities. Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Global Security, which shall be deposited with the Trustee, at its corporate trust offices, as custodian for the Depositary and registered in the name of the Depositary or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary certifying that it has received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Global Security (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Restricted Global Security, all as contemplated by Section 2.11(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary, as the case may be, in connection with transfers of interest as hereinafter provided.

         (d) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.11 hereof and shall be made on the records of the Trustee and the Depositary.

         (e) Book-Entry Provisions. This Section 2.01(e) shall apply only to Global Securities deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.01(e), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

          "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         (f) Certificated Securities. Securities not issued as interests in the Global Securities will be issued in certificated form substantially in the form of Exhibit A-2 attached hereto.

         SECTION 2.02 EXECUTION AND AUTHENTICATION . The Securities shall be executed by the Company by either of its Chairman or Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and the corporate seal on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the Issue Date of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of up to $335,000,000 upon a Company Order without any further action by the Company; provided, however, that in the event that the Company sells any Securities pursuant to the option (the "Option") granted pursuant to Section 2 of the Purchase Agreement, dated March 5, 1998, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, then the Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of up to $335,000,000 plus up to $45,000,000 aggregate Principal Amount of Securities sold pursuant to the Option upon a Company Order. The aggregate Principal Amount of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, subject to the proviso set forth therein, except as provided in Section 2.07.

         SECTION 2.03. REGISTRAR, PAYING AGENT AND CONVERSION AGENT . The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent. The term Conversion Agent includes any additional conversion agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or Conversion Agent if other than the Trustee. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee and the Holders of the name and address of any such agent and of any change in the office or agency referred to in Section 4.05. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or Conversion Agent.

         The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

         SECTION 2.04. PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST . In accordance with Section 4.05 and except as otherwise provided herein, prior to or on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money or, if permitted by the terms hereof, Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any default by the Company in making any payments in respect of the Securities, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Common Stock so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and Common Stock held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and Common Stock held by it to the Trustee and to account for any money and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money and Common Stock.

         SECTION 2.05. SECURITYHOLDER LISTS . The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee (i) at least semiannually on March 15 and September 15 a list of the names and addresses of the Holders dated within 15 days of the date on which the list is furnished and
(ii) at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of the Holders.

         SECTION 2.06. TRANSFER AND EXCHANGE . Subject to Section 2.11 hereof,
(a) Upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Trustee duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar pursuant to Section
2.03 or at the office or agency referred to in Section 4.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a definitive Security not involving any change in ownership).

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate Principal Amount, upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of (i) Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed), (ii) any Securities in respect of which a Purchase Notice or a Change in Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or (iii) any Securities for a period of 15 days before a selection of Securities to be redeemed.

         (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.11 and this Section 2.06(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

         (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

          (d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

         (f) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the form of Security attached hereto as Exhibit A-1 setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless (i) there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of effectiveness of a registration statement with respect to the Securities, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If a Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

         SECTION 2.07. REPLACEMENT SECURITIES . If (a) any mutilated Security is surrendered to the Company or the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.08. OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, mutilated, destroyed, lost or stolen Securities for which the Trustee has authenticated and delivered a new Security in lieu therefor pursuant to Section 2.07, those paid pursuant to Section 2.07 and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the

Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee has received an Officers' Certificate stating that such securities are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and IX).

         If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Change in Control Purchase Date, or on Stated Maturity, money or, if permitted by the terms hereof including, without limitation, Section 3.08, Common Stock sufficient to pay the Securities payable on that date, then immediately after that date such Securities shall cease to be outstanding and Original Issue Discount and interest, if any, on such Securities shall cease to accrue and all other rights of the Holder shall terminate (other than the right to receive the applicable Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, upon delivery of the Security in accordance with the terms of this Indenture); provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         If a Security is converted in accordance with Article XI, then immediately after the Conversion Date such Security shall cease to be outstanding and Original Issue Discount and interest, if any, shall cease to accrue on such Security.

         SECTION 2.09. TEMPORARY SECURITIES . Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03 or 4.05, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 2.10. CANCELLATION . All Securities surrendered for payment, redemption or purchase by the Company pursuant to Article III, conversion pursuant to Article XI, registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to
Article XI. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its standard procedures, and the Trustee shall deliver a certificate of destruction to the Company.

         SECTION 2.11.  GLOBAL SECURITIES.
         (a) Transfer and Exchange of Global Securities. A Global Security deposited with the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof only if such transfer complies with Section 2.06(b) or 2.06(f) of this Indenture and (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or if at any time ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing with respect to the Securities. In either case, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form without interest coupons in accordance with the provisions of Section 2.09.

         Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.11 shall be surrendered by the Depositary to the Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate Principal Amount of Securities of authorized denominations. Any portion of a Global Security transferred pursuant to Section 2.11 shall be executed, authenticated and delivered only in the denominations specified in the form of Security attached as Exhibit A-2 hereto and registered in such names as the Depositary shall direct. Any Security delivered in exchange for an interest in a Restricted Global Security shall bear the legend regarding transfer restrictions applicable to the Restricted Global Security set forth on the form of Security attached as Exhibit A-1 hereto.

         Subject to the provisions of this Section 2.11(a), the Holder may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (i) Restricted Global Security to Regulation S Global Security. If, at any time, an owner of a beneficial interest in a Restricted Global Security deposited with the Depositary wishes to transfer its interest in such Restricted Global Security to a person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security as provided in this Section 2.11(a)(i). Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and the participant account of the Depositary to be debited for, such beneficial interest, (3) a certificate in the form of Exhibit B-1 hereto given by the Holder of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate Principal Amount of the applicable Restricted Global Security and to increase or cause to be increased the aggregate Principal Amount of the applicable Regulation S Global Security by the Principal Amount of the beneficial interest in the Restricted Global Security to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions (which shall be the agent member for Euroclear or Cedel or both, as the case may
                  be) a beneficial interest in the Regulation S Global Security equal to the reduction in the aggregate Principal Amount of the Restricted Global Security, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

                  (ii) Regulation S Global Security to Restricted Global Security. If, at any time, an owner of a beneficial interest in a Regulation S Global Security deposited with the Depositary wishes to transfer its interest in such Regulation S Global Security to a person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures and only in accordance with this Section 2.11(a)(ii), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security. Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the beneficial interest in the Regulation S Global Security to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary (or, if such account is held for Euroclear or Cedel, the Euroclear or Cedel account, as the case may be) to be credited with, and the account of the Depositary to be debited with, such beneficial interest and (3) a certificate in the form of Exhibit B-2 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A or to an Institutional Accredited Investor, that the person transferring such interest in a Regulation S Global Security reasonably believes that the person acquiring such interest in a Restricted Global Security is a QIB or an Institutional Accredited Investor, as the case may be, and is obtaining such beneficial interest (y) in a transaction meeting the requirements of Rule 144A or in a transaction exempt from the registration requirements of the Securities Act and (z) in a transaction meeting the requirements of any applicable blue sky or securities laws of any state of the United States, (B) that the transfer (y) complies with the requirements of Rule 144 under the Securities Act or is exempt from the registration requirements of the Securities Act and (z) complies with or is exempt from any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate Principal Amount of such Regulation S Global Security and to increase or cause to be increased the aggregate Principal Amount of the applicable Restricted Global Security by the Principal Amount of the beneficial interest in the Regulation S Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Restricted Global Security equal to the reduction in the aggregate Principal Amount of such Regulation S Global Security and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Security that is being transferred.

                  (iii) 144A Global Security to Institutional Accredited Investor Global Security. If, at any time, an owner of a beneficial interest in a 144A Global Security deposited with the Depositary wishes to transfer its interest in such 144A Global Security to a person who is required or permitted to take delivery thereof in the form of an interest in an Institutional Accredited Investor Global Security, such owner shall, subject to the Applicable Procedures and only in accordance with this Section 2.11(a)(iii), exchange or cause the exchange of such interest for an equivalent beneficial interest in an Institutional Accredited Investor Global Security. Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office, of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Institutional Accredited Investor Global Security equal to the beneficial interest in the 144A Global Security to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with, and the account of the Depositary to be debited with, such beneficial interest and
                  (3) a certificate in the form of Exhibit B-3 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in a Rule 144A Global Security reasonably believes that the person acquiring such interest in a Restricted Global Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate Principal Amount of such 144A Global Security and to increase or cause to be increased the aggregate Principal Amount of the applicable Institutional Accredited Investor Global Security by the Principal Amount of the beneficial interest in the 144A Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Institutional Accredited Investor Global Security equal to the reduction in the aggregate Principal Amount of such 144A Global Security and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the 144A Global Security that is being transferred.

                  (iv) Institutional Accredited Investor Global Security to 144A Global Security. If, at any time, an owner of a beneficial interest in an Institutional Accredited Investor Global Security deposited with the Depositary wishes to transfer its interest in such Institutional Accredited Investor Global Security to a person who is required or permitted to take delivery thereof in the form of an interest in a 144A Global Security, such owner shall, subject to the Applicable Procedures and only in accordance with this Section 2.11(a)(iii), exchange or cause the exchange of such interest for an equivalent beneficial interest in a 144A Global Security. Upon receipt by the Trustee, as Registrar, at the Corporate Trust Office, of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the 144A Global Security equal to the beneficial interest in the Institutional Accredited Investor Global Security to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase,
                  (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with, and the account of the Depositary to be debited with, such beneficial interest and (3) a certificate in the form of Exhibit B-4 attached hereto given by the owner of such beneficial interest stating
                  (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in a Rule 144A Global Security reasonably believes that the person acquiring such interest in a Restricted Global Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate Principal Amount of such Institutional Accredited Investor Global Security and to increase or cause to be increased the aggregate Principal Amount of the applicable 144A Global Security by the Principal Amount of the beneficial interest in the Institutional Accredited Investor Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the 144A Global Security equal to the reduction in the aggregate Principal Amount of such Institutional Accredited Investor Global Security and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Institutional Accredited Investor Global Security that is being transferred.

         (b) Transfer and Exchange of Certificated Securities. Holders of Certificated Securities may offer, resell, pledge or otherwise transfer such Securities only pursuant to an effective registration statement under the Securities Act, inside the United States to a QIB in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act or to the Company, in each case in compliance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

         When Certificated Securities are presented by a Holder to the Registrar with a request (x) to register the transfer of the Certificated Securities or
(y) to exchange such Certificated Securities for an equal Principal Amount of Certificated Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his or her attorney, duly authorized in writing, which instructions, if applicable, shall direct the Trustee to cancel any Certificated Security being exchanged for another Certificated Security in accordance with
                           Section 2.10 hereof; and

                  (ii) such request shall be accompanied by the following additional information and documents, as applicable:

                           (A) if such Certificated Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit B-5 hereto); or

                           (B) if such Certificated Security is being transferred to a QIB in accordance with Rule 144A, pursuant to Rule 144 under the Securities Act or pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-5 hereto).

         (c) Authentication of Certificated Securities in Absence of Depositary. If at any time:

                  (i) the Depositary notifies the Company that the Depositary is unwilling or unable to continue as the depositary for the Global Securities and a successor Depositary for the Global Securities is not appointed by the Company within 90 days after delivery of such notice; or

                  (ii) the Company delivers to the Trustee an Officers' Certificate or an order signed by two Officers of the Company notifying the Trustee that it elects to cause the issuance of Certificated Securities under this Indenture, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order in accordance with Section 2.02 hereof, authenticate and deliver, Certificated Securities in an aggregate principal amount equal to the principal amount of the Global Securities in exchange for such Global Securities.

         (d)      Legends.

                  (i)      Except as permitted by the following paragraphs (ii),
                           (iii) and (iv), each Global Security and Certificated Security (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form (each a "Transfer Restricted Security"):

                           THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS SECURITY WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

                           THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS

                        AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF ANY SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2),(3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE DELIVERY TO THE TRUSTEE OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY AND THE TRUSTEE, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                 (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities
                          Act:

                          (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated

                                  Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring Holder substantially in the form of Exhibit B-4 hereto; and

                          (B) in the case of any Transfer Restricted Security represented by a Global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in
                                  (i) above, but shall continue to be subject to the provisions of Section 2.11(a) and (b) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Security for a Certificated Security that does not bear the legend set forth in
                                  (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B-4 hereto).

                 (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                          (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                          (B) in the case of any Transfer Restricted Security represented by a Global Security, such Transfer Restricted Security shall not be required to bear the legend set forth in
                                  (i) above, but shall continue to be subject to the provisions of Section 2.11(a) and (b) hereof.

         Notwithstanding anything to the contrary contained herein, the Trustee shall not have any duty whatsoever to monitor compliance with securities laws other than to collect documentation required by this Indenture.

         SECTION 2.12. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                ARTICLE III.
                          REDEMPTION AND PURCHASES

         SECTION 3.01. RIGHT TO REDEEM; NOTICES TO TRUSTEE. The Company, at its option, may redeem the Securities for cash in accordance with the provisions set forth in paragraphs 5 and 7 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

         The Company shall give the written notice to the Trustee provided for in this Section 3.01 at least 45 days but not more than 60 days before the Redemption Date.

         SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by any other method the Trustee considers fair and appropriate (so long as, in the determination of the Company, such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 30 but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

         If any Security selected for partial redemption is thereafter surrendered for conversion in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be), solely for purposes of determining the aggregate Principal Amount of Securities to be redeemed by the Company, to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection. Nothing in this
Section 3.02 shall affect the right of any Holder to convert any Security pursuant to Article XI before the termination of the conversion right with respect thereto.

         SECTION 3.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed in the manner provided in Section 13.02.

         The notice shall identify the Securities to be redeemed and shall state:

                 (1) the Redemption Date (upon which the Redemption Price shall be paid);

                 (2)      the Redemption Price;

                 (3)      the Conversion Rate;

                 (4) the name and address of the Paying Agent and Conversion Agent and of the office or agency referred to in Section 4.05;

                 (5) that Securities called for redemption may be converted at any time before the close of business on the Redemption Date;

                 (6) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities;

                 (7) that Securities called for redemption must be surrendered to the Paying Agent or at the office or agency referred to in Section 4.05 to collect the Redemption Price;

                 (8)      the CUSIP number of the Securities;

                 (9) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and Principal Amounts of the particular Securities to be redeemed; and

                 (10) that, unless the Company defaults in payment of the Redemption Price, Original Issue Discount on Securities called for redemption and interest, if any, will cease to accrue on and after the Redemption Date.

         At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

         SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date stated in the notice and at the Redemption Price therefor except for Securities that are converted in accordance with the terms of this Indenture. Upon the later of the Redemption Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in

Section 4.05, such Securities called for redemption shall be paid at the Redemption Price therefor.

         SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. Prior to or on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall as promptly as practicable return to the Company upon its written request any money not required for that purpose because of conversion of Securities pursuant to Article XI. If such money is then held by the Company or a Subsidiary or an Affiliate of the Company in trust and is not required for such purpose it shall be discharged from such trust.

         SECTION 3.06. SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

         SECTION 3.07. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Securities, the Company may arrange, in lieu of redemption, for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Securities by paying to the Trustee in trust for the Securityholders whose Securities are to be so purchased, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price and interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XI) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         SECTION 3.08.  PURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER.

         (a) General. Securities shall be purchased by the Company pursuant to paragraph 6 of the Securities as of March 11, 2003, March 11, 2008 and March 11, 2013 (each, a "Purchase Date"), at the purchase price specified therein (each, a "Purchase Price"), at the option of the Holder thereof, upon:

                 (1) delivery to the Paying Agent or to the office or agency referred to in Section 4.05 by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to a Purchase Date until the close of business on such Purchase Date stating:

                 (A) the certificate numbers of the Securities that the Holder will deliver to be purchased;

                 (B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof;

                 (C) that such Security shall be purchased on the Purchase Date pursuant to the terms and conditions specified in this Indenture and in paragraph 6 of the Securities; and

                 (D) that if the Company elects pursuant to Section 3.08(b) to pay the Purchase Price on such Purchase Date, in whole or in part, in shares of Common Stock, but such portion of the Purchase Price to be paid in shares of Common Stock is ultimately to be paid in cash because any of the conditions in Section 3.08(d) are not satisfied, such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which it relates (stating the Principal Amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice; and

                 (2) delivery of such Security prior to, on or after the Purchase Date (together with all necessary endorsements) to the Paying Agent at the offices of the Paying Agent or to the office or agency referred to in Section 4.05, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.08 only if the Security so delivered conforms in all respects to the description thereof in the related Purchase Notice.

         If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 3.10, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.08(a)(1) above, such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price otherwise payable in shares of Common Stock.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.08, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions hereof shall be consummated by the delivery of the consideration to be paid to the Holder promptly following the later of (i) the Business Day following the Purchase Date and (ii) the time of delivery of the Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or the office or agency referred to in Section 4.05 the Purchase Notice contemplated by this Section 3.08(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent or such office or agency in accordance with Section 3.10.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

         (b)  Company's Right to Elect Manner of Payment of Purchase Price.
The Securities to be purchased pursuant to Section 3.08(a) may be paid for, at the election of the Company, in cash or shares of Common Stock, or in any combination thereof, subject to the conditions set forth in this Section 3.08. The Company shall designate, in its notice delivered pursuant to Section 3.08(e), whether it will purchase the Securities for cash or shares of Common Stock, and, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash or shares of Common Stock; provided that the Company will pay cash for fractional interests in shares of Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). All Holders whose Securities are purchased pursuant to this Section 3.08 shall receive the same percentages of cash and shares of Common Stock in payment of the Purchase Price for such Securities, except (i) as provided in Section 3.08(d) with regard to the payment of cash in lieu of fractional shares of shares of Common Stock and
(ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for shares of Common Stock because any necessary qualifications or registrations of the shares of Common Stock under applicable Federal or state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given notice thereof to Securityholders except pursuant to this Section 3.08(b) or Section 3.08(d).

         At least five Business Days before the Company Notice Date (as defined below), the Company shall deliver an Officers' Certificate to the Trustee specifying:

         (i)     the manner of payment selected by the Company;

         (ii)    the information required by Section 3.08(e);

         (iii)   that the conditions to such manner of payment set forth in
         Section 3.08(d) have or will be complied with; and

         (iv) whether the Company desires the Trustee to give the notice required by Section 3.08(e).

         (c) Purchase with Cash. On each Purchase Date, at the option of the Company, the Principal Amount of the Securities in respect of which a Purchase Notice pursuant to Section 3.08(a) has been given, or a specified percentage thereof, may be purchased by the Company with cash equal to the aggregate Purchase Price of such Securities.

         (d) Payment by Common Stock. On each Purchase Date, at the option of the Company, the Principal Amount of the Securities in respect of which a Purchase Notice pursuant to Section 3.08(a) has been given, or a specified percentage thereof, may be purchased by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Securityholders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Securities in cash by (ii) the Market Price (as defined below) of a share of Common Stock, subject to the next succeeding paragraph.

         The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent, with one-half cent being rounded upward. It is understood that if a Holder elects to have more than one

Security purchased, the number of shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

         The Company's right to exercise its election to purchase the Securities pursuant to this Section through the issuance of shares of Common Stock shall be conditioned upon:

         (i) the Company's not having given notice of an election to pay entirely in cash and its giving of timely notice of election to purchase all or a specified percentage of the Securities with shares of Common Stock as provided herein;

         (ii) the registration of the shares of Common Stock to be issued in respect of the payment of the Purchase Price under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in each case if required unless there exists an applicable exemption to registration thereunder;

         (iii) the listing of the Common Stock on the relevant Purchase Date on the New York Stock Exchange or other national securities exchange or the quotation thereof on Nasdaq; and

         (iv) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the shares of Common Stock to be issued by the Company in payment of the Purchase Price in respect of the Securities are in conformity with this Indenture and (B) such shares of Common Stock have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, will be validly issued, fully paid and nonassessable and shall be free of any preemptive rights and any lien or adverse claim (provided that such Opinion of Counsel may state that, insofar as it relates to the absence of such preemptive rights, liens and adverse claims, it is given upon the best knowledge of such counsel), and, in the case of such Officers' Certificate, that conditions (i), (ii) and
         (iii) above have been satisfied and, in the case of such Opinion of Counsel, that conditions (ii) and (iii) above have been satisfied.

Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities and the Sale Price of a share of Common Stock on each of the seven Trading Days prior to the Purchase Date. The Company may elect to pay in shares of Common Stock only if the information necessary to calculate the Market Price is reported in The Wall Street Journal or another daily newspaper of national circulation. If such conditions are not satisfied prior to or on the Purchase Date and the Company elected to purchase the Securities pursuant to this Section 3.08 through the issuance of shares of Common Stock, the Company shall pay the Purchase Price in cash.

         The "Market Price" means the average of the Sale Prices of the Common Stock for the five Trading Day period ending on the third Trading Day prior to the related Purchase Date, appropriately adjusted to take into account the actual occurrence, during the seven Trading Days preceding such Purchase Date, of any event described in Section 11.06, 11.07 or 11.08; subject, however, to the conditions set forth in Sections 11.09 and 11.10.

         (e) Notice of Election. The Company shall send notice of its election (the "Company Notice") to purchase with cash or shares of Common Stock or any combination thereof to the Holders (or to DTC participants on an official DTC listing or proxy who will deliver such notice to beneficial owners as required by applicable law) in the manner provided in Section 13.02. The Company Notice shall be sent to Holders (or to DTC participants on an official DTC listing or proxy who will deliver such notice to beneficial owners as required by applicable law) on a date not less than 20 Business Days prior to the Purchase Date (such date not less than 20 Business Days prior to the Purchase Date being herein referred to as the "Company Notice Date"). Such notices shall state the manner of payment elected and shall contain the following information:

         In the event the Company has elected to pay the Purchase Price (or any specified percentage thereof) with shares of Common Stock, the notice shall:

         (1) state that each Holder will receive shares of Common Stock with a Market Price determined as of the third Trading Day prior to the related Purchase Date equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except for any cash amount to be paid in lieu of fractional shares); and

         (2) state that because the Market Price of the Common Stock will be determined prior to the Purchase Date, Holders will bear the market risk with respect to the value of the shares of Common Stock to be received from the date such Market Price is determined to the Purchase Date.

         In any case, each notice shall include a form of Purchase Notice to be completed by the Securityholder and shall state:

         (i)     the Purchase Price and Conversion Rate;

         (ii) the name and address of the Paying Agent and the Conversion Agent and of the office or agency referred to in Section 4.05;

         (iii) that Securities as to which a Purchase Notice has been given may be converted into shares of Common Stock at any time prior to the close of business on the applicable Purchase Date only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

         (iv) that Securities must be surrendered to the Paying Agent or to the office or agency referred to in Section 4.05 to collect payment;

         (v) that the Purchase Price for any Security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (iv);

         (vi)    the procedures the Holder must follow to exercise rights under
         Section 3.08 and a brief description of those rights;

         (vii) briefly, the conversion rights of the Securities and that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities; and

         (viii) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 3.08(a)(1)(D) or Section 3.10).

         At the Company's written request, the Trustee shall give such notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such notice shall be prepared by the Company.

         Upon determination of the actual number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities, the Company will publish such determination in The Wall Street Journal or another daily newspaper of national circulation and furnish the Trustee with an affidavit of publication.

         (f) Covenants of the Company. All shares of Common Stock delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         The Company shall use its best efforts to list or cause to have quoted any shares of Common Stock to be issued to purchase Securities on the principal national securities exchange or over-the-counter or other domestic market on which any other shares of the Common Stock are then listed or quoted. The Company will promptly inform the Trustee in writing of any such listing.

         (g) Procedure Upon Purchase. The Company shall deposit cash (in respect of a cash purchase under Section 3.08(c) or for fractional interests, as applicable) or shares of Common Stock, or any combination thereof, as applicable, at the time and in the manner as provided in Section 3.11, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 3.08. As soon as practicable after the later of the Purchase Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in

Section 4.05, but, in no case later than seven Business Days thereafter, (i) the Company shall deliver, in book-entry form through DTC, to each Holder entitled to receive shares of Common Stock the number of full shares of Common Stock issuable in payment of the Purchase Price and (ii) the Trustee shall deliver to each such Holder cash in lieu of any fractional interests. The person in whose name the certificate for shares of Common Stock is registered shall be treated as a holder of record of such shares of Common Stock on the later of (i) the Business Day following the related Purchase Date and (ii) the date on which the Transfer Agent registers such shares, provided that such Holder has complied with all applicable requirements of this Section 3.08. Subject to Section 3.08(d), no payment or adjustment will be made for dividends on the Common Stock the record date for which occurred prior to the Purchase Date.

         (h) Taxes. If a Holder of a Security is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of such Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

         SECTION 3.09. PURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE IN CONTROL. (a) If on or prior to March 11, 2003 there shall have occurred a Change in Control, Securities shall be purchased, at the option of the Holder thereof, by the Company at the purchase price specified in paragraph 6 of the Securities (the "Change in Control Purchase Price"), on the date that is 35 Business Days after the occurrence of the Change of Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.09(c).

         A "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

         (i) There shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation (other than any consolidation or merger effected primarily to change the jurisdiction of incorporation of the Company) or pursuant to which the Common Stock would be converted into cash, securities or other property, in each case, other than a consolidation or merger of the Company in which the holders of Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of Capital Stock of the continuing or surviving corporation normally entitled to vote in elections of directors immediately after such consolidation or merger; or

         (ii) There is a report filed by any person, including its Affiliates and Associates, on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that such person (for the purposes of this Section 3.09 only, the term "person" shall include a "person" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power in the aggregate of all classes of Capital Stock then outstanding of the Company normally entitled to vote in elections of directors; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule, form or report) under the Exchange Act.

Notwithstanding the foregoing provisions of this Section 3.09, a Change in Control shall not be deemed to have occurred if at any time the Company, any Subsidiary of the Company, any employee stock ownership plan or any other employee benefit plan of either the Company or any Subsidiary of the Company, or any person holding shares of Common Stock for or pursuant to the terms of any such employee benefit plan files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of 50% or more of the total voting power in the aggregate of all classes of Capital Stock then outstanding of the Company normally entitled to vote in elections of directors.

         "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         (b) Within 15 Business Days after the occurrence of a Change in Control, (i) the Company shall mail a written notice of such Change in Control by first-class mail to the Trustee and to each Holder (or to Agent Members on an official Depository position listing or proxy who will deliver such notice to beneficial owners required by applicable law) and (ii) the Company shall cause a copy of such notice to be published in The Wall Street Journal or another daily newspaper of national circulation. The notice shall include a form of Change in Control Purchase Notice to be completed by the Securityholder and shall state:

         (1) the events causing a Change in Control and the date such Change in Control is deemed to have occurred for purposes of this
         Section 3.09;

         (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.09 must be given;

         (3)     the Change in Control Purchase Date;

         (4)     the Change in Control Purchase Price;

         (5) the name and address of the Paying Agent and the Conversion Agent and the office or agency referred to in Section 4.05;

         (6)      the Conversion Rate and any adjustments thereto;

         (7) that Securities as to which a Change in Control Purchase Notice has been given may be converted into shares of Common Stock (or, in lieu thereof, cash, if the Company shall so elect) at any time prior to the close of business on the Change of Control Purchase Date only if the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

         (8) that Securities must be surrendered to the Paying Agent or the office or agency referred to in Section 4.05 to collect payment;

         (9) that the Change in Control Purchase Price for any Security as to which a Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in (8);

         (10) the procedures the Holder must follow to exercise rights under this Section 3.09 and a brief description of those rights;

         (11)    briefly, the conversion rights of the Securities; and

         (12)    the procedures for withdrawing a Change in Control Purchase
         Notice.

         (c) A Holder may exercise its rights specified in Section 3.09(a) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent or to the office or agency referred to in Section
4.05 at any time prior to the close of business on the Change in Control Purchase Date, stating:

         (1) the certificate number of the Security which the Holder will deliver to be purchased;

         (2) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

         (3) that such Security shall be purchased on the Change in Control Purchase Date pursuant to the terms and conditions specified in paragraph 6 of the Securities.

         Receipt of the Security by the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements), at the offices of the Paying Agent or to the office or agency referred to in
Section 4.05 shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section 3.09 only if the Security so delivered to the Paying Agent or such office or agency shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.09, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or to the office or agency referred to in Section 4.05 the Change in Control Purchase Notice contemplated by this Section 3.09(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to or on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent or to such office or agency in accordance with Section 3.10.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

         SECTION 3.10. EFFECT OF PURCHASE NOTICE OR CHANGE IN CONTROL PURCHASE NOTICE. Upon receipt by the Paying Agent of the Purchase Notice or Change in Control Purchase Notice specified in Section 3.08(a) or Section 3.09(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Security. Such Purchase Price or Change in Control Purchase Price shall be paid to such Holder promptly following the later of (x) the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.08(a) or Section 3.09(c), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent or to the office or agency referred to in Section 4.05 by the Holder thereof in the manner required by Section 3.08(a) and (g) or Section 3.09(c), as applicable. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, as the case may be, unless such Purchase Notice or Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

         A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by a Holder by means of a written notice of withdrawal delivered to the office of the Paying Agent or to the office or agency referred to in Section 4.05 at any time on or prior to the Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

         (1) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

         (2) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted; and

         (3) the Principal Amount, if any, of such Security which remains subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

         A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.08(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 3.08(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

         There shall be no purchase of any Securities pursuant to Sections 3.08 (other than through the issuance of Common Stock) or 3.09 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities).

         SECTION 3.11. DEPOSIT OF PURCHASE PRICE OR CHANGE IN CONTROL PURCHASE PRICE. Prior to 12:00 p.m. (local time in The City of New York) on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of cash in immediately available funds or Common Stock, if expressly permitted hereunder, sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased.

         SECTION 3.12. SECURITIES PURCHASED IN PART. Any Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent or the office or agency referred to in Section 4.05 (with, if the Company or the Trustee so requires, due endorsement, or a written instrument of transfer in form satisfactory to the Company and the Trustee executed by the Holder or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

         SECTION 3.13. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. In connection with any offer to purchase or purchase of Securities under Section 3.08 or 3.09 hereof, the Company shall (i) comply with Rule 13e-4 under the Exchange Act, if applicable, (ii) file the related
Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, if applicable, and (iii) otherwise comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon purchase of the Securities (including positions of the SEC under applicable no-action letters) so as to permit the rights and obligations under Sections 3.08 and 3.09 to be exercised in the time and in the manner specified in Sections 3.08 and 3.09.

         SECTION 3.14. REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company, upon written request, any cash or shares of Common Stock, or dividends on such shares of Common Stock, if any, held by them for the payment of a Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities that remain unclaimed as provided in paragraph 14 of the Securities; provided, however, that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to
Section 3.11 exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities or portions thereof to be purchased, then promptly after the Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with dividends, if any, thereon.

                                 ARTICLE IV.
                                  COVENANTS

         SECTION 4.01. PAYMENT OF SECURITIES. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or Common Stock, if expressly permitted hereunder, sufficient to pay all such amounts then due.

         The Company shall, to the extent permitted by law, pay interest on overdue amounts at the per annum rate of interest set forth in paragraph 1 of the Securities, compounded semi-annually, which interest on overdue amounts (to the extent payment of such interest shall be legally enforceable) shall accrue from the date such overdue amounts were originally due and payable.

         SECTION 4.02. SEC REPORTS. The Company shall deliver to the Trustee, within 15 days after it files with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Upon registration, the Company also shall use all reasonable efforts to comply with the other provisions of TIA Section 314(a). The Company shall timely comply (after giving effect to filings made pursuant to Rule 12b-25 under the Exchange Act) with its reporting and filing obligations under the applicable Federal securities law.

         If the Company is at any time not required to file annual or quarterly reports pursuant to Section 13 or 15(d) of the Exchange Act, the Company will file with the Trustee, within 15 days after the last date on which it would have been required to make such a filing with the SEC, and will, upon request of a Holder, mail to such Holder (as soon as practical after receipt of such request) at his or her address as it appears on the register of Securities kept by the Registrar, audited annual financial statements prepared in accordance with GAAP and unaudited quarterly financial statements. Such financial statements shall be accompanied by a Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company for the period reported upon in substantially the form required under the rules and regulations of the SEC, or any successor form of similar disclosure then required under the rules and regulations of the SEC.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 4.03. STATEMENTS BY OFFICERS AS TO DEFAULT. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signers thereof, the Company has complied with all provisions, terms, conditions and covenants contained in this Indenture (without regard to any grace period or requirement of notice provided hereunder) and, if the Company shall be in default in the performance, observance or fulfillment of any such provision, term, condition or covenant, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         SECTION 4.04. CALCULATION OF ORIGINAL ISSUE DISCOUNT. The Company shall file with the Trustee within 30 days following the end of each calendar year (i) a written notice specifying the amount of Original Issue Discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such Original Issue Discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

         SECTION 4.05. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan, The City of New York, in such location as may be required by the rules of any securities exchange or quotation system on which the Securities may from time to time be listed, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency for all of the aforesaid purposes unless the Company shall maintain some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change of location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes.

         SECTION 4.06. TAXES. The Company shall pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings or where the failure to do so would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

         SECTION 4.07. CONTINUED EXISTENCE. Subject to Article V, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation and will refrain from taking any action that would cause its existence as a corporation to cease, including without limitation any action that would result in its liquidation, winding up or dissolution.

                                 ARTICLE V.
            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 5.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the

Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

         (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 11.14;

         (2) immediately after giving effect to such transaction, no Event of Default (as defined in Article VI), and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and if a supplemental indenture is required that such supplemental indenture constitutes the legal, valid and binding obligation of the Company in accordance with its terms.

         SECTION 5.02. SUCCESSOR SUBSTITUTED. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE VI.
                            DEFAULTS AND REMEDIES

         SECTION 6.01.  EVENTS OF DEFAULT.  An "Event of Default" occurs if:

         (1) after exercise of its option pursuant to Section 12.01 hereof following a Tax Event, the Company defaults in the payment of interest upon any Security when such interest becomes due and payable, and such default continues for a period of 30 days;

         (2) the Company defaults in the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price or Change in Control Purchase Price on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise, whether or not such payment shall be prohibited by this Indenture;

         (3) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause
         (1) above) and such failure continues for 90 days after receipt by the Company of a Notice of Default;

         (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

                 (a)      commences a voluntary case or proceeding;

                 (b) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

                 (c) consents to the appointment of a Custodian of it or for any substantial part of its property;

                 (d) makes a general assignment for the benefit of its creditors;

                 (e) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                 (f) consents to the filing of such petition or the appointment of or taking possession by a Custodian;

         (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                 (a) is for relief against the Company in an involuntary case or proceeding, or adjudicates the Company insolvent or bankrupt;

                 (b) appoints a Custodian of the Company or for any substantial part of its property; or

                 (c)      orders the winding up or liquidation of the Company;

and the order or decree remains unstayed and in effect for 60 days;

         (6) the Company fails to deliver shares of Common Stock or pay cash in lieu thereof (together with cash in lieu of fractional shares) in accordance with the terms hereof when such Common Stock or cash is required to be delivered upon conversion of a Security and such failure is not remedied for a period of 10 days; or

         (7) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company having an aggregate outstanding principal amount of in excess of the greater of (a) $10,000,000 or (b) 5% of Consolidated Net Assets, which default shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled within ten days after receipt of notice thereof by the Company from the Trustee or the Company and the Trustee from the Holders of not less than 25% in aggregate Principal Amount of the Securities then outstanding (unless such default has been cured or waived).

         A Default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (3) above after receipt of such notice. Any such notice must specify the Default in reasonable detail, demand that it be remedied and state that such notice is a "Notice of Default."

         The Company shall deliver to the Trustee, within 30 days after an Executive Officer becomes aware of the occurrence thereof, written notice of any event which with the giving of notice and the lapse of time or both would become an Event of Default under clause (3), its status and what action the Company is taking or proposes to take with respect thereto.

         SECTION 6.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 6.01(4) or (5)) occurs and is continuing, unless the Principal Amount of all the Securities shall have already become due and payable, either the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the Issue Price and accrued Original Issue Discount through the date of declaration on all the Securities to be immediately due and payable, whereupon such Issue Price and accrued Original Issue Discount shall be due and payable immediately; provided that, if an Event of Default specified in Section 6.01(4) or (5) occurs and is continuing, the Issue Price and accrued Original Issue Discount on all the Securities through the date of the occurrence of such Event of Default shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price and accrued Original Issue Discount that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.07 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         SECTION 6.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Issue Price and accrued Original Issue Discount on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         SECTION 6.04. WAIVER OF PAST DEFAULTS. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (a) an Event of Default described in Section 6.01(1), 6.01(2) or 6.01(6), (b) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected or (c) a Default under Article XI. When a Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

         SECTION 6.05. CONTROL BY MAJORITY. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee.

However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee shall have been provided with reasonable security or indemnity against such liability satisfactory to the Trustee.

         SECTION 6.06. LIMITATION ON SUITS. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

         (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

         (2) the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

         (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

         (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

         (5) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

         A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

         SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article XI or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of each such Holder.

         SECTION 6.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default described in Section 6.01(1) or 6.01(2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.07.

         SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the

         Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 6.10. PRIORITIES. If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

         FIRST:  to the Trustee for amounts due under Section 7.07;

         SECOND: to holders of Senior Indebtedness to the extent required by
Article X;

         THIRD: to Securityholders for amounts due and unpaid on the Securities for the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

         FOURTH: the balance, if any, to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10 provided the Company is given notice of such record date and payment date by the Trustee at least 20 Business Days prior to the record date. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

         SECTION 6.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section
6.11 does not apply to a suit initiated by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate Principal Amount of the Securities at the time outstanding.

         SECTION 6.12. NOTICE OF DEFAULTS. The Trustee shall, within 90 days after the occurrence of any Default, mail to all Holders of Securities, as the names and addresses of such Holders appear on the books of registry of the Company, notice of all Defaults of which a Responsible Officer of the Trustee shall be actually aware, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default described in Section 6.01(1) or 6.01(2), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities.

         SECTION 6.13. WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law, wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the Company from paying all or any portion of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or Conversion Payment in respect of the Securities, or any interest on any such amounts, as contemplated herein, or that may affect the covenants or the performance of this Indenture or the Securities; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE VII.
                                 THE TRUSTEE

         SECTION 7.01.  CERTAIN DUTIES AND RESPONSIBILITIES.

         (a)     Except during the continuance of an Event of Default,

                 (1) the Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in such document.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                 (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate Principal Amount of the outstanding Securities, determined as provided in Section 6.05, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         SECTION 7.02. NOTICE OF DEFAULTS. If a default occurs and is continuing and if a Responsible Officer of the Trustee receives written notice of such Default, the Trustee shall mail to each Holder a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.

         SECTION 7.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 7.01:

         (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a board resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney upon reasonable advance written notice and during regular business hours at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

         (9) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

         SECTION 7.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use of the proceeds from the Securities.

         SECTION 7.05. MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 7.08 and 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other agent.

         SECTION 7.06. MONEY HELD IN TRUST. Money held by the Trustee, or by any Paying Agent (other than the Company if the Company shall act as Paying Agent), in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         SECTION 7.07.  COMPENSATION AND REIMBURSEMENT.  The Company agrees

         (1) to pay to the Trustee from time to time compensation agreed to in writing by an Executive Officer with the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damages, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(4) or Section 6.01(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive any termination of this Indenture, including any termination under any bankruptcy law.

         SECTION 7.08. DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture and the Company shall take prompt action to have a successor Trustee appointed in the manner provided herein. Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the second to the last paragraph of Section 310(b) of the TIA or any equivalent successor provision.

         SECTION 7.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee shall have combined capital and surplus of at least $50,000,000. If the Trustee publishes reports of condition at least annually, then for the purposes of this Section, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the requirements of the TIA or the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 7.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11 and all amounts due and owning to the Trustee under
Section 7.07 have been paid.

         The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

         The Holders of a majority in aggregate Principal Amount of the outstanding Securities may remove the Trustee at any time by so notifying the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time:

         (1) the Trustee shall fail to comply with Section 7.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a board resolution may remove the Trustee, or (B) subject to Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a board resolution, shall promptly appoint a successor Trustee (it being understood that any such successor Trustee may be appointed) and shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Holders of a majority in aggregate Principal Amount of the outstanding Securities after notifying the retiring Trustee and the Company, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities of such series. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 7.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to herein.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 7.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In the event any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         SECTION 7.13.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST
COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company (or any such other obligor).

         SECTION 7.14. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an Authenticating Agent with respect to the Securities that shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.07, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon an alternative certificate of authentication in the following form:

         This is one of the Securities designated therein referred to in the within-mentioned Indenture.

                      The Chase Manhattan Bank, as Trustee



                      By:_________________________________
                         As Authenticating Agent



                      By:_________________________________
                         Authorized Officer

         SECTION 7.15. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

         SECTION 7.16. REPORTS BY TRUSTEE. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the TIA, the Trustee shall, within sixty days after each January 1 following the date of this Indenture, deliver to Holders a brief report, dated as of January 1, which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the SEC and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                                  ARTICLE VIII.
                             DISCHARGE OF INDENTURE

         SECTION 8.01. DISCHARGE OF LIABILITY ON SECURITIES. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash or, if expressly permitted by the terms hereof, securities sufficient to pay at Stated Maturity the Principal Amount of all outstanding Securities (other than Securities replaced pursuant to Section 2.07), and if in either case the Company pays all other sums payable hereunder by the Company (including, without limitation, sums payable by delivery of shares of Common Stock pursuant to Section 3.08), then this Indenture shall, subject to Section 7.07, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

         SECTION 8.02. REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may, at the expense of the Company, cause to be published once in The Wall Street Journal or another daily newspaper of national circulation or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE IX.
                                   AMENDMENTS

         SECTION 9.01. WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

         (1) to cure any ambiguity, defect or inconsistency; provided, however, that such amendment does not materially adversely affect the rights of any Securityholder;

         (2)  to comply with Article V or Section 11.14;

         (3) to provide for uncertificated Securities in addition to or in place of certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

         (4) make any change that does not adversely affect the rights of any Securityholder;

         (5) to add to the covenants or obligations of the Company hereunder or to surrender any right, power or option herein conferred upon the Company; or

         (6) to make any change to comply with the TIA, or any amendment thereafter, or any requirement of the SEC in connection with the qualification of this Indenture under the TIA or any amendment thereof.

         SECTION 9.02. WITH CONSENT OF HOLDERS. With the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or supplement to this Indenture or the Securities may not:

         (1) make any change that would reduce the Principal Amount of Securities whose Holders must consent to an amendment;

         (2) make any change to the rate of accrual in connection with Original Issue Discount, reduce the rate of interest referred to in paragraph 1 of the Securities, reduce the rate of interest referred to in Section
         12.01 upon the occurrence of a Tax Event or extend the time for payment of accrued Original Issue Discount or interest, if any, on any Security;

         (3) reduce the Principal Amount or the Issue Price of or extend the Stated Maturity of any Security;

         (4) reduce the amount of cash payable in respect of conversion upon the Company's election to pay cash with respect thereto, the Redemption Price, Purchase Price or Change in Control Purchase Price of any Security or extend the date on which the Purchase Price or Change in Control Purchase Price of any Security is payable;

         (5) make any Security payable in money or securities other than that stated in the Security;

         (6) make any change in Section 6.04 or this Section 9.02, except to increase any percentage referred to therein, or make any change in
         Section 6.07;

         (7) make any change that adversely affects the right to convert any Security (including the right to receive cash in lieu of shares of Common Stock);

         (8) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture (including the right to receive cash if the Company has elected to pay cash upon such purchase);

         (9) make any change to the provisions of this Indenture relating to the purchase of Securities at the option of the Holder pursuant to
         Section 3.08 or 3.09 which change would result in a violation of applicable federal or state securities laws (including positions of the SEC under applicable no-action letters), whether as a result of the exercise or performance of any rights or obligations under such provisions or otherwise;

         (10) modify the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the Holders of the Securities; or

         (11) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities.

         It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         An amendment under this Section 9.02 or Section 9.01 may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness then outstanding (or for which a commitment is outstanding) unless the requisite holders of such Senior Indebtedness consent to such change pursuant to the terms of such Senior Indebtedness.

         After an amendment under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

         SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall comply with the TIA as then in effect.

         SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS. Until an amendment or waiver becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder, except as provided in Section 9.02.

         SECTION 9.05. NOTATION ON OR EXCHANGE OF SECURITIES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

         SECTION 9.06. TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES. The Trustee shall sign any supplemental indenture authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.04) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and that such supplemental indenture constitutes the legal valid and binding obligation of the Company enforceable in accordance with its terms subject to the customary exceptions.

         SECTION 9.07. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE X.
                                  SUBORDINATION

         SECTION 10.01. SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS. The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, cash in respect of Purchase Price, cash in respect of a conversion, Change in Control Purchase Price and interest, if any, in respect of each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         SECTION 10.02. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. Upon any distribution of assets of the Company in the event of

         (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to its assets, or

         (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

         (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, or

         (d) any other event which would constitute an Event of Default specified in Section 6.01(4) or Section 6.01(5).

then, and in any such event, the holders of Senior Indebtedness shall be entitled to receive

         (1) payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth (as such phrase is defined below), before the Holders of the Securities are entitled to receive any payment (other than Permitted Junior Securities) on account of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, cash in respect of the Purchase Price, cash in respect of a conversion, Change in Control Purchase Price or interest, if any, in respect of the Securities, and

         (2) any payment or distribution of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities;

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full in cash or payment thereof provided for (as such phrase is defined below), and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then, in such event, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, Custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or as payment thereof is otherwise provided for (as such phrase is defined below), after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article V.

         Wherever in this Article X, the phrase "or provision shall be made for such payment in money or money's worth" or "payment thereof provided for" appears, or like words appear, in each case applicable to payments due, to become due or to be made on Senior Indebtedness, such phrase, insofar as it is applicable to outstanding Senior Indebtedness described in clause (i) or
(iii)(c)(1) of the definition herein of "Senior Indebtedness", shall mean only such provision for payment as shall have been made or provided for (i) in accordance with the terms of a plan of reorganization that is authorized by a court decree or order and approved by the Requisite Percentage of the holders of such Senior Indebtedness, each voting as a separate class or (ii) with the approval of the Requisite Percentage of the holders of such Senior Indebtedness, each voting as a separate class.

         SECTION 10.03. ACCELERATION OF SECURITIES. In the event that any Securities are declared due and payable before their Stated Maturity pursuant to
Section 6.02, then and in such event the Company shall promptly notify holders of Senior Indebtedness of such acceleration. The Company may not pay the Securities until the earlier of (i) 120 or more days have passed after such acceleration occurs or (ii) the payment in full in cash of all Senior Indebtedness or as payment thereof is otherwise provided for (as such phrase is defined below), and may thereafter pay the Securities if this Indenture permits the payment at that time; provided, however, that with respect to payments made after the 120-day period referred to in clause (i) of this Section 10.03, the Trustee or the Holder of any Securities shall pay over and deliver forthwith to the Company for the benefit of the holders of Senior Indebtedness any amounts received by the Trustee or any such Holder to the extent necessary to pay all holders of Senior Indebtedness in full in cash or otherwise provide for such payment thereof (as such phrase is defined above).

         In the event that, notwithstanding the foregoing, (a) the Company shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section 10.03, and (b) with respect to any payment made after 120 or more days have passed after such acceleration occurs if such facts shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of Senior Indebtedness.

         The provisions of this Section 10.03 shall not apply to any payment with respect to which Section 10.02 would be applicable.

         SECTION 10.04. DEFAULT ON SENIOR INDEBTEDNESS. The Company may not make a Conversion Payment or make any payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price or interest, if any, in respect of the Securities nor may the Company pay cash with respect to the Purchase Price or acquire any Securities for cash or property (except as otherwise provided by Article XI and other than for Capital Stock of the Company) if:

         (1) a payment default on any Senior Indebtedness has occurred and is continuing beyond any applicable grace period with respect thereto; or

         (2) a default (other than a default referred to in the preceding clause (1)) on any Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate the maturity thereof and the default is the subject of judicial proceedings or the Company receives a notice of default thereof from any person who may give such notice pursuant to the instrument evidencing or document governing such Senior Indebtedness.

If the Company receives any such notice, then a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section 10.04.

The Company may resume payment on the Securities and may acquire Securities if and when:

         (a) the default referred to above is cured or waived as provided or permitted in accordance with the terms of the applicable Senior Indebtedness; or

         (b) in the case of a default referred to in clause (2) of the preceding paragraph, 179 or more days pass after the receipt by the Company of the notice described in clause (2) above; and

this Indenture otherwise permits the payment or acquisition at that time; provided, however, that with respect to payments made after the 179-day period referred to in clause (b) of this Section 10.04, the Trustee or the Holder of any Securities shall pay over and deliver forthwith to the Company for the benefit of the holders of Senior Indebtedness any amounts received by the Trustee or any such Holder to the extent necessary to pay all holders of Senior Indebtedness in full in cash or otherwise provide for such payment thereof (as such phrase is defined above).

         In the event that, notwithstanding the foregoing, (a) the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and (b) with respect to any payment made after the expiration of the 179-day period if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall (to the extent permitted by law) be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of the Senior Indebtedness.

         Nothing contained in this Article X or elsewhere in this Indenture or in any of the Securities shall prevent the conversion by a Holder of any Securities into shares of Common

Stock in accordance with the provisions for conversion of such Securities set forth in this Indenture, including the payment of cash in lieu of fractional shares of Common Stock in accordance with Article XI, or in any of such Securities in the event of an occurrence of the events described in this Section 10.04.

         The provisions of this Section shall not apply to any payment with respect to which Section 10.02 would be applicable.

         SECTION 10.05. PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 10.02 or under the conditions described in
Section 10.03 or 10.04, from making the Conversion Payment or from making payments at any time of Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, in respect of the Securities.

         SECTION 10.06. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to payment in full of all Senior Indebtedness to the extent and in the manner set forth in this Article X, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property and securities applicable to the Senior Indebtedness until the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Conversion Payment, Change in Control Purchase Price or interest, if any, as the case may be, in respect of the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         SECTION 10.07. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Conversion Payment, Change in Control Purchase Price or interest, if any, as the case may be, in respect of the Securities as and when the same shall become due and payable in accordance with the terms of the Securities and this Indenture; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 10.08. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

         SECTION 10.09. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew, increase or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

         SECTION 10.10. NOTICE TO TRUSTEE. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the

Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 10.11. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any final, nonappealable order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         SECTION 10.12. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder or that would permit the resumption of any such payment unless a Responsible Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 13.02. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article X and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

         SECTION 10.13. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

         SECTION 10.14. ARTICLE X APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 10.10 and 10.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                                   ARTICLE XI.
                                   CONVERSION

         SECTION 11.01. CONVERSION PRIVILEGE. Subject to the terms and conditions set forth herein and in the Securities, a Holder of a Security may convert such Security into shares of Common Stock at any time during the period stated in paragraph 9 of the Securities. The number of shares of Common Stock issuable upon conversion of a Security, for each $1,000 of Principal Amount thereof, or from and after any Option Exercise Date as defined in Section 12.01, for each Restated Principal Amount (the "Conversion Rate"), shall be that amount set forth in paragraph 9 in the Securities, subject to adjustment as herein set forth.

         The Holders' right to convert Securities into shares of Common Stock is subject to the Company's right to elect to instead pay such Holder the amount of cash set forth in the next succeeding sentence, in lieu of delivering such shares of Common Stock; provided, however, that if such payment of cash is not permitted pursuant to the provisions of this Indenture or the provisions of any other agreement or instrument to which the Company is a party or by which it is bound or otherwise, the Company shall deliver shares of Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with this Article XI, whether or not the Company has delivered a notice pursuant to Section 11.02 to the effect that the Securities would be paid in cash. The amount of cash to be paid pursuant to Section 11.02 for each per $1,000 Principal Amount of a Security upon conversion shall be equal to the Conversion Payment.

         The Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of this Article XI (other than cash in lieu of fractional shares pursuant to Section 11.03) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether such Security shall be converted into shares of Common Stock or cash pursuant to
Section 11.02) and is continuing an Event of Default (other than a default in such payment on such Securities), provided, however, that this sentence shall not apply in the event that an Event of Default occurs after such cash is paid.

         A Holder may convert a portion of the Principal Amount of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

         "Average Sale Price" means the average of the Sale Prices of the Common Stock for the shorter of

         (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated,

         (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, options or warrants or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or distribution in respect of which the Average Sale Price is being calculated, and

         (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants, or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 11.06(4),
         11.07 or 11.08 and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants, or options or distribution in respect of which the Average Sale Price is being calculated.

         If the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 11.06(1), (2), (3) or (5) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the Common Stock during such period.

         "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants, or options or a distribution, in each case, to which Sections 11.07 and 11.08 apply and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, options, warrants or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the shares of the Common Stock are then listed or quoted.

         SECTION 11.02. CONVERSION PROCEDURE. To convert a Security a Holder must satisfy the requirements in paragraph 9 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date (the "Conversion Date"). Within two Business Days following the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, written notice of whether such Security shall be converted into shares of Common Stock or paid in cash. If the Company shall have notified the Holder that such Security shall be converted into shares of Common Stock, the Company shall deliver to the Holder as soon as practicable, but in any event no later than the seventh Business Day following the Conversion Date, in book-entry form the number of full shares of Common Stock issuable upon the conversion and the Conversion Agent shall deliver to such Holder cash in lieu of any fractional share determined pursuant to Section 11.03. Except as provided in Section 11.01, if the Company shall have notified the Holder that such Security shall be paid in cash, the Company shall deliver to the Holder surrendering such Security the amount of cash payable with respect to such Security no later than the fifth Business Day following such Conversion Date. Except as provided in Section 11.01, the Company may not change its election with respect to the consideration to be delivered upon conversion of a Security once the Company has notified the Holder in accordance with this paragraph.

         The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Rate in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security.

         Holders may surrender a Security for conversion by means of book entry delivery in accordance with paragraph 9 of the Securities and the regulations of the applicable book entry facility.

         No payment or adjustment will be made for dividends on any Common Stock except as provided in this Article XI. On conversion of a Security, that portion of accrued Original Issue Discount (or interest, if the Company has exercised its option provided for in Section 12.01) attributable to the period from the Issue Date (or, if the Company has exercised the option provided for in Section 12.01, the later of (x) the date of such exercise and (y) the date on which interest was last paid) of the Security through the Conversion Date with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the shares of Common Stock (together with the cash payment, if any, in lieu of fractional shares) or of cash, as the case may be, in exchange for the Security being converted pursuant to the provisions hereof.

         If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be computed based on the total Principal Amount of the Securities converted.

         Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unconverted portion of the Security surrendered.

         If the last day on which a Security may be converted is a Legal Holiday in a place where the Conversion Agent is located, the Security may be surrendered to such Conversion Agent on the next succeeding day that is not a Legal Holiday.

         SECTION 11.03. FRACTIONAL SHARES. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined to the nearest 1/1000th of a share by multiplying the Sale Price, on the last Trading Day prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent.

         SECTION 11.04. TAXES ON CONVERSION. If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

         SECTION 11.05. COMPANY TO PROVIDE STOCK. The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities for shares of Common Stock.

         All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         The Company will promptly comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the shares of the Common Stock are then listed or quoted.

         SECTION 11.06. ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If, after the Issue Date, the Company:

         (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

         (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

         (3) combines its outstanding shares of Common Stock into a smaller number of shares;

         (4) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock or rights, warrants or options for its Capital Stock); or

         (5) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock),

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares or other units of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment a Holder of a Security upon conversion of such Security may receive shares or other units of two or more classes or series of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class or series of Capital Stock as is contemplated by this Article XI with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article XI.

         SECTION 11.07. ADJUSTMENT FOR RIGHTS ISSUE. If, after the Issue Date, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock at a price per share less than the Sale Price as of the Time of Determination, the Conversion Rate shall be adjusted in accordance with the formula:


                  R'  =   R    x     (O + N)
                                 __________________

                                 (O + (N x P)/M)

where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 11.07 is being applied.

         N = the number of additional shares of Common Stock offered pursuant to the distribution.

         P = the offering price per share of such additional shares.

         M = the Average Sale Price, minus, in the case of (i) a distribution to which Section 11.06(4) applies or (ii) a distribution to which Section 11.08 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 11.07 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.07 applies, the fair market value (on the record date for the distribution to which this Section 11.07 applies) of:

             (1) the Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.06(4) distribution, and

             (2) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 11.08 distribution.

The Board of Directors shall determine fair market values for the purposes of this Section 11.07.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 11.07 applies.

         No adjustment shall be made under this Section 11.07 if the application of the formula stated above in this Section 11.07 would result in value of R' that is equal to or less than the value of R.

         SECTION 11.08. ADJUSTMENT FOR OTHER DISTRIBUTIONS. If, after the Issue Date, the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 11.06 and distributions of rights, warrants or options referred to in Section 11.07 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Company unless such cash dividends or other cash distributions are Extraordinary Cash Dividends (as defined below)), the Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of this Section 11.08, in accordance with the formula:

                  R'       =        R    x      M
                                              _______
                                               M - F
where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         M = the Average Sale Price, minus, in the case of a distribution to which Section 11.06(4) applies for which (i) the record date shall occur on or before the record date for the distribution to which this Section 11.08 applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.08 applies, the fair market value (on the record date for the distribution to which this Section 11.08 applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.06(4) distribution.

         F = the fair market value (on the record date for the distribution to which this Section 11.08 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 11.08 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

The Board of Directors shall determine fair market values for the purpose of this Section 11.08.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 11.08 applies.

         For purposes of this Section 11.08, the term "Extraordinary Cash Dividend" shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentages set forth in items (i) or (ii) below:

         (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the eighty-five (85) consecutive day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds 12.5% of the average of the Sale Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Sale Prices shall be the period commencing 85 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 85-day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 11.08, the value of "F" shall be equal to (w) the aggregate amount of such cash dividend together with the amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus (x) the aggregate amount of such other cash dividends with Ex-Dividend Times occurring in such period for which a prior adjustment in the Conversion Rate was previously made under this Section 11.08.

         (ii) If upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend, together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 365-consecutive-day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds 25% of the average of the Sale Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Sale Prices shall be the period commencing 365 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 365-day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 11.08, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus (z) the aggregate amount of such other cash dividends with Ex-Dividend Times occurring in such period for which a prior adjustment in the Conversion Rate was previously made under this Section 11.08.

         In the event that, with respect to any distribution to which this
Section 11.08 would otherwise apply, the difference "M-F" as defined in the above formula is less than $1.00 or "F" is greater than "M", then the adjustment provided by this Section 11.08 shall not be made and in lieu thereof the provisions of Section 11.14 shall apply to such distribution.

         SECTION 11.09. WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% (e.g., if the Conversion Rate is 4, an increase or decrease of .04 (1% of 4)) in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Article XI shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be, with one-half of a cent and 5/10,000ths of a share being rounded upwards.

         SECTION 11.10. WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a transaction referred to in Section 11.06, 11.07, 11.08 or 11.14 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

         No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value or no par value of the Common Stock.

         To the extent the Securities become convertible into cash pursuant to the terms of Section 11.06, 11.07, 11.08 or 11.14, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         Notwithstanding any provision to the contrary in this Indenture, no adjustment shall be made in the Conversion Rate to the extent, but only to the extent, such adjustment results in the following quotient being less than the par value of the Common Stock: (i) the Issue Price plus accrued Original Issue Discount as of the date such adjustment would otherwise be effective divided by
(ii) the Conversion Rate as so adjusted.

         SECTION 11.11. NOTICE OF ADJUSTMENT. Whenever the Conversion Rate is adjusted, the Company shall promptly mail to the Holders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

         SECTION 11.12. VOLUNTARY INCREASE. The Company from time to time may increase the Conversion Rate by any amount and for any period of time (provided, that such period is not less than 20 Business Days). Whenever the Conversion Rate is increased, the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

         A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Sections 11.06, 11.07 or 11.08.

         SECTION 11.13.  NOTICE OF CERTAIN TRANSACTIONS.  If:

         (1) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 11.06, 11.07 or 11.08 (unless no adjustment is to occur pursuant to Section 11.10); or

         (2) the Company takes any action that would require a supplemental indenture pursuant to Section 11.14; or

         (3) there is a liquidation or dissolution of the Company; then the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution of the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

         SECTION 11.14.  REORGANIZATION OF COMPANY; SPECIAL DISTRIBUTIONS.
If the Company is a party to a transaction subject to Section 5.01 (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

         The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article XI. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

         If this Section applies, neither Section 11.06 nor 11.07 applies.

         If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of Section 11.08, would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 11.08, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

         SECTION 11.15. COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors must make pursuant to Section 11.03, 11.06, 11.07, 11.08, 11.09, 11.10, 11.14 or 11.17 is conclusive.

         SECTION 11.16. TRUSTEE'S ADJUSTMENT DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article XI should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 11.14 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article XI. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this Section 11.16 as the Trustee.

         SECTION 11.17. SIMULTANEOUS ADJUSTMENTS. If this Article XI requires adjustments to the Conversion Rate under more than one of Sections 11.06(4),
11.07 or 11.08, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 11.06, second, the provisions of
Section 11.08 and, third, the provisions of Section 11.07.

         SECTION 11.18. SUCCESSIVE ADJUSTMENTS. After an adjustment to the Conversion Rate under this Article XI, any subsequent event requiring an adjustment under this Article XI shall cause an adjustment to the Conversion Rate as so adjusted.

         SECTION 11.19. RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON CONVERSION. Each share of Common Stock issued upon conversion of Securities pursuant to this Article XI shall be entitled to receive the appropriate number of preferred share purchase rights (the "Rights"), if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement dated as of February 20, 1997 between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, as amended (the "Rights Agreement") as in effect at the time of such conversion. Notwithstanding anything else to the contrary in this Article XI, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of (i) the distribution of separate certificates representing the Rights (ii) the occurrence of certain events entitling holders of Rights to receive, upon exercise thereof, Common Stock of the Company or Capital Stock of another corporation or (iii) the exercise of such Rights in accordance with the Rights Agreement.

                                  ARTICLE XII.
                          SPECIAL TAX EVENT CONVERSION

         SECTION 12.01. OPTIONAL CONVERSION TO SEMIANNUAL COUPON NOTE UPON TAX EVENT. From and after (i) the date (the "Tax Event Date") of the occurrence of a Tax Event and (ii) the date the Company exercises such option, whichever is later (the "Option Exercise Date"), at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at the rate of 4% per annum on a restated principal amount per $1,000 original Principal Amount (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued through the Option Exercise Date and shall be payable semiannually on March 11 and September 11 of each year (each an "Interest Payment Date") to holders of record at the close of business on February 24 or August 27 (each a "Regular Record Date") immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30- day months and will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the Option Exercise Date. Within 15 days of the occurrence of a Tax Event, the Company shall mail a written notice of such Tax Event by first-class mail to the Trustee and within 15 days of its exercise of such option the Company shall mail a written notice of the Option Exercise Date by first-class mail to the Trustee and Holders of the Securities. From and after the Option Exercise Date, (i) the Restated Principal Amount of a Security shall constitute its Principal Account and (ii) "Issue Price and accrued Original Issue Discount," Issue Price plus Original Issue Discount" or similar words, as used herein, shall mean Restated Principal Amount plus accrued and unpaid interest with respect to any Security.

         SECTION 12.02. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. (a) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a permanent Global Security, interest payable on any Interest Payment Date will be paid to the Depositary, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent Global Security held for its account by Cede & Co. or the London office of a depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

         (b) Except as otherwise specified with respect to the Securities, any interest on any Security that is payable, but is not punctually paid or duly provided for, within 30 days following on any Interest Payment Date (herein called "Defaulted Interest", which term shall include any accrued and unpaid interest that has accrued on such defaulted amount in accordance with paragraph 1 of the Securities ), which term shall include any accrued and unpaid interest that has accrued on such defaulted mount in accordance with paragraph 1 of the Securities shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, as its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Securityholders maintained pursuant to Section 2.05 not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 2.06, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                                  ARTICLE XIII.
                                  MISCELLANEOUS

         SECTION 13.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

         SECTION 13.02. NOTICES. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

         if to the Company:

                  Brightpoint, Inc.
                  6402 Corporate Drive
                  Indianapolis, Indiana 46728
                  Attention: Phillip A. Bounsall

         if to the Trustee:

                  The Chase Manhattan Bank
                  450 West 33rd Street
                  15th Floor
                  New York, New York 10001

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication given to a Securityholder shall be mailed by first-class mail to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Security holder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

         If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

         SECTION 13.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

         SECTION 13.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Trustee may require the Company to furnish either or both of the following:

         (1) an Officers' Certificate stating that, in the opinion of the principal signer thereof, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 13.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

         (1) a statement that the principal signer of such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

         (3) a statement that, in the opinion of the principal signer, he or she has made such examination or investigation as is reasonably necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

         SECTION 13.06. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 13.07. RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of the

Securityholders. The Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.

         SECTION 13.08. LEGAL HOLIDAY. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and to the extent applicable no Original Issue Discount or interest, if any, shall accrue for the intervening period.

         SECTION 13.09. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         SECTION 13.10. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         SECTION 13.11. SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 13.12. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.


                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                          BRIGHTPOINT, INC.



                                          By /s/ Robert J. Laikin
                                             ---------------------------------
                                             Title: Chairman of the Board
                                                    and Chief Executive Officer

ATTEST:


/s/ Steven E. Fivel
---------------------------------


(SEAL)



                                          The Chase Manhattan Bank, as Trustee



                                          By: /s/ P.J. Gilkeson
                                             ---------------------------------
                                             Title: Vice President

ATTEST:


/s/ Gregory P. Shea
---------------------------------


(SEAL)

                                 EXHIBIT A-1

                      [FORM OF FACE OF 144A/REGULATION S/
                    INSTITUTIONAL ACCREDITED INVESTOR LYON]

                               BRIGHTPOINT, INC.

                       LIQUID YIELD OPTION NOTE DUE 2018
                         (ZERO COUPON -- SUBORDINATED)


FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THIS SECURITY IS $547.11, THE ISSUE DATE IS MARCH 11, 1998, AND THE YIELD TO STATED MATURITY IS 4% PER ANNUM (COMPUTED ON A SEMIANNUAL BOND EQUIVALENT BASIS).

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON

STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF THIS SECURITY WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO
OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF ANY SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2),(3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE DELIVERY TO THE TRUSTEE OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY AND THE TRUSTEE, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.
THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     [THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.]



                                    A-1-2

                               BRIGHTPOINT, INC.

                      LIQUID YIELD OPTION(TM) NOTE DUE 2018
                         (ZERO COUPON -- SUBORDINATED)



      No.                                                    $____________

      Issue Date:               March 11, 1998       CUSIP No. ___________
      Issue Price:              $452.89
      Original Issue Discount:  $547.11

(for each $1,000 Principal amount)


     Brightpoint, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the Principal Amount of _____________________ Dollars on March 11, 2018.

     This Security shall not bear interest except as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security. All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Indenture referred to on the other side of this Security.

     Additional provisions of this Security are set forth on the other side of this Security.


------------------------
/TM/ Trademark of Merrill Lynch & Co., Inc.










                                    A-1-3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                      BRIGHTPOINT, INC.



                                      By:_________________________________
                                         Title:

ATTEST:



___________________________________

(Seal)



TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION



_____________________________________



The Chase Manhattan Bank,
as Trustee, certifies that this Security is one of the Securities referred to in the within-mentioned Indenture.


By:__________________________________
     Authorized Officer


Date:_________________________________










                                    A-1-4

                         [FORM OF REVERSE SIDE OF LYON]

                      LIQUID YIELD OPTION(TM) NOTE DUE 2018
                         (ZERO COUPON -- SUBORDINATED)

1.   INTEREST

     This Security shall not bear interest except as specified in this paragraph or in paragraph 10 hereof. If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 6.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof, upon the date set for payment of a Purchase Price or Change in Control Purchase Price pursuant to paragraph 6 hereof, upon the date set for a Conversion Payment pursuant to paragraph 9 hereof or upon the Stated Maturity of this Security), if interest due hereon or any portion of such interest is not paid when due in accordance with paragraph 10 hereof, or if shares of Common Stock or cash (or cash in lieu of fractional shares) in respect of a conversion of this Security in accordance with the terms of Article XI of the Indenture is not delivered when due, then in each such case the overdue amount shall bear interest at the rate of 4% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due through the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

     Original Issue Discount (the difference between the Issue Price and the Principal Amount of the Security), in the period during which a Security remains outstanding, shall accrue at the rate of 4% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing from the Issue Date of such Security and accruing through the earlier of (a) the date on which the Principal Amount at Stated Maturity hereof or any portion of such Principal Amount at Stated Maturity becomes due and payable and (b) any Redemption Date, Conversion Date, Change in Control Purchase Date, Purchase Date or other date on which such Original Issue Discount shall cease to accrue in accordance with Section 2.08 of the Indenture.

2.   METHOD OF PAYMENT

     Subject to the terms and conditions of the Indenture, Brightpoint, Inc. (the "Company") will make payments in respect of the Securities to the persons who are registered Holders of Securities at the close of business on the Business Day preceding the Redemption Date or Stated Maturity, as the case may be, or at the close of business on a Purchase Date, Change in Control Purchase Date or Conversion Date, as the case may be. Holders must surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash


--------------------

(TM) Trademark of Merrill Lynch & Co., Inc.










                                    A-1-5
amounts in money of The United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments in respect of a certificated Security, if applicable, by check payable in such money.

3.   PAYING AGENT, CONVERSION AGENT AND REGISTRAR

     Initially, The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar, upon notice to the Trustee and the Holders. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.   INDENTURE

     The Company issued the Securities under an Indenture, dated as of March 11, 1998 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and, as in effect on the date of the Indenture (the "TIA"), except as provided in Section 9.03 of the Indenture. Capitalized terms used herein or on the face hereof and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general unsecured obligations of the Company limited to the aggregate Principal Amount at Stated Maturity specified in Section 2.02 of the Indenture (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured, including Senior Indebtedness.

5.   REDEMPTION AT THE OPTION OF THE COMPANY

     No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the Redemption Prices set forth below, provided, however, that the Securities are not redeemable prior to March 11, 2003.

     The table below shows the Redemption Prices of a Security per $1,000 Principal Amount at Stated Maturity on the dates shown below and at Stated Maturity, which prices reflect accrued Original Issue Discount calculated through each such date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued from the next preceding date in the table through the Redemption Date.







                                    A-1-6

                                  (1)            (2)               (3)
                                               ACCRUED
                                               ORIGINAL         REDEMPTION
                                 LYON           ISSUE              PRICE
REDEMPTION DATE                  ISSUE         DISCOUNT         -----------
---------------                  PRICE           AT 4%            (1) +(2)
                                 -----         --------
March 11, 2003...............   $452.89          $99.18           $552.07
March 11, 2004...............    452.89          121.48            574.37
March 11, 2005...............    452.89          144.69            597.58
March 11, 2006...............    452.89          168.83            621.72
March 11, 2007...............    452.89          193.95            646.84
March 11, 2008...............    452.89          220.08            672.97
March 11, 2009...............    452.89          247.27            700.16
March 11, 2010...............    452.89          275.56            728.45
March 11, 2011...............    452.89          304.98            757.87
March 11, 2012...............    452.89          335.60            788.49
March 11, 2013...............    452.89          367.46            820.35
March 11, 2014...............    452.89          400.60            853.49
March 11, 2015...............    452.89          435.08            887.97
March 11, 2016...............    452.89          470.96            923.85
March 11, 2017...............    452.89          508.28            964.17
At Maturity..................    452.89          547.11          1,000.00

     If converted to a semiannual coupon note following the occurrence of a Tax Event, this Security will be redeemable at the Restated Principal Amount plus accrued and unpaid interest from the date of such conversion through the Redemption Date; but in no event will this Security be redeemable before March 11, 2003.

6.   PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER; CHANGE IN CONTROL

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount at Stated Maturity of such Securities, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. Such Purchase Price (equal to Issue Price plus accrued Original Issue Discount through such Purchase Date) may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.




                                    A-1-7

     PURCHASE DATE                      PURCHASE PRICE
     March 11, 2003                        $552.07
     March 11, 2008                        $672.97
     March 11, 2013                        $820.35

     If prior to a Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion through the Purchase Date.

     Subject to the terms and conditions of the Indenture, if any Change in Control occurs on or prior to March 11, 2003, the Company shall, at the option of the Holders, purchase all Securities for which a Change in Control Purchase Notice shall have been delivered as provided in the Indenture and not withdrawn, on the date that is 35 Business Days after the occurrence of such Change in Control, for a Change in Control Purchase Price equal to the Issue Price plus accrued Original Issue Discount through the Change in Control Purchase Date, which Change in Control Purchase Price shall be paid in cash. If prior to a Change in Control Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Change in Control Purchase Price shall be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion through the Change in Control Purchase Date.

     Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash sufficient to pay the Purchase Price or Change in Control Purchase Price of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, Original Issue Discount ceases to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holders thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, upon surrender of such Security).

7.   NOTICE OF REDEMPTION

     Notice of redemption under paragraph 5 will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such date Original Issue Discount ceases to accrue




                                    A-1-8
on such Securities or portions thereof. Securities in denominations larger than $1,000 of Principal Amount may be redeemed in part but only in integral multiples of $1,000 of Principal Amount.

8.   SUBORDINATION

     The Securities are subordinated to all existing and future Senior Indebtedness. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Indenture does not limit the present or future amount of Senior Indebtedness the Company may have. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9.   CONVERSION

     Subject to the next two succeeding sentences, a Holder of a Security may convert it at any time before the close of business on March 11, 2018; provided, however, that if a Security is called for redemption, the Holder may convert it at any time before the close of business on the Redemption Date.
The number of shares of Common Stock to be delivered upon conversion of a Security into Common Stock for each $1,000 of Principal Amount shall be equal to the Conversion Rate. A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if the notice of exercise is withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Rate is 19.109 shares of Common Stock per 1,000 Principal Amount, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Common Stock.

     The Holders' right to convert Securities into shares of Common Stock is subject to the Company's right to elect to instead pay such Holder the amount of cash set forth in the next succeeding sentence, in lieu of delivering such shares of Common Stock; provided, however, that if such payment of cash is not permitted pursuant to the provisions of the Indenture or the provisions of any other agreement or instrument to which the Company is a party or by which it is bound or otherwise, the Company shall deliver shares of Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with Article XI of the Indenture, whether or not the Company has delivered a notice pursuant to
Section 11.02 thereof to the effect that the conversion price will be paid in cash. The amount of cash to be paid for each $1,000 Principal Amount of a Security shall be equal to the Sale Price of a share of Common Stock on the Trading Day immediately prior to the related Conversion Date multiplied by the Conversion Rate in effect on such Trading Day.

     The Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of Article XI of the Indenture (other than cash



                                    A-1-9
in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether each Security shall be converted into shares of Common Stock or cash) and is continuing an Event of Default (other than a default in such payment on such Securities), provided, however, that this sentence shall not apply in the event that an Event of Default occurs after such cash is paid.

     In the event the Company exercises its option pursuant to Section 12.01 of the Indenture to have interest in lieu of Original Issue Discount accrue on the Security following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Common Stock (or, at the Company's option, the same amount of cash in lieu thereof) such Holder would have received if the Company had not exercised such option. If the Company exercises such option, Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business of such Interest Payment Date (except Securities to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

     To convert a Security a Holder must (i) complete and manually sign the conversion notice on the back of the Security (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent (or the office or agency referred to in Section 4.05 of the Indenture) or, if applicable, complete and deliver to The Depository Trust Company ("DTC" or the "Depositary," which term includes any successor thereto) the appropriate instruction form for conversion pursuant to the Depositary's book entry conversion program, (ii) surrender the Security to a Conversion Agent by physical or book entry delivery (which is not necessary in the case of conversion pursuant to the Depositary's book entry conversion program), (iii) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (iv) pay any transfer or similar tax, if required. Book entry delivery of a Security to the Conversion Agent may be made by any financial institution that is a participant in the Depositary; conversion through the Depositary's book entry conversion program is available for any security that is held in an account maintained at the Depositary by any such participant.

     A Holder may convert a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Security, that portion of accrued Original Issue Discount (or interest, if the Company has exercised its option provided for in paragraph 10 hereof) attributable to the period from the Issue Date (or, if the Company has exercised the option referred to in paragraph 10 hereof, the later of (x) the date of such exercise and (y) the date on which interest was last paid) through the Conversion Date with respect to the converted Security shall not be canceled, extinguished or forfeited, but rather shall be deemed paid in full to the Holder thereof through the delivery of shares of Common Stock



                                    A-1-10

(and any cash in lieu of fractional shares) or cash in exchange for the Security being converted pursuant to the terms hereof.

     The Conversion Rate will be adjusted for dividends or distributions on Common Stock payable in Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock for a period expiring within 60 days at less than the Sale Price at the Time of Determination; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions). However, no adjustment need be made if Securityholders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

     If the Company is a party to a consolidation, merger or binding share exchange of the type specified in the Indenture, or certain transfers of all or substantially all of its assets to another person, or in certain other circumstances described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

10.  TAX EVENT

     (a) From and after (i) the date (the "Tax Event Date") of the occurrence of a Tax Event and (ii) the date the Company exercises such option, whichever is later (the "Option Exercise Date"), at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at the rate of 4% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued through the Option Exercise Date and shall be payable semiannually on March 11 and September 11 of each year (each an "Interest Payment Date") to holders of record at the close of business on February 24 or August 27 (each a "Regular Record Date") immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date.

     (b) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a Global Security, interest payable on any Interest Payment Date will be paid to the Depositary for the purpose of permitting such party to credit the interest received by it in respect of such Global Security to the accounts of the beneficial owners thereof.




                                    A-1-11

     (c) Except as otherwise specified with respect to the Securities, any Defaulted Interest on any Security shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 12.02 (b) of the Indenture.

11.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION

     Any Securities called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders and to make payment for such Securities to the Trustee in trust for such Holders.

12.  DENOMINATIONS; TRANSFER; EXCHANGE

     The Securities are issued in registered book-entry form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples thereof. The Securities will initially be sold in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

13.  PERSONS DEEMED OWNERS

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

14.  UNCLAIMED MONEY OR SECURITIES

     The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be mailed to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company at its written request, Holders entitled to the money or securities must look to



                                    A-1-12
the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability with respect to such money or securities for that period commencing after the return thereof.

15.  AMENDMENT; WAIVER

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article V or Section 11.14 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add to the covenants or obligations of the Company thereunder, or to surrender any right, power or option conferred upon the Company, or to make any change to comply with the TIA, or any amendment thereafter, or any requirement of the SEC in connection with the qualification of the Indenture under the TIA or any amendment thereof or to make any change that does not adversely affect the rights of any Securityholder.

16.  DEFAULTS AND REMEDIES

     Under the Indenture, Events of Default include (i) if the Securities have been converted to semiannual coupon notes following a Tax Event, default in the payment of interest which default continues for a period of 30 days; (ii) default in payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Conversion Payment or Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable; (iii) failure either to deliver the shares of Common Stock or pay cash in lieu thereof (together with cash in lieu of fractional shares) in accordance with the terms of the Indenture when such shares of Common Stock or cash are required to be delivered following conversion of a Security and such failure is not remedied for a period of 10 days; (iv) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (v) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company having an aggregate outstanding principal amount of in excess of the greater of (a) $10,000,000 or (b) 5% of Consolidated Net Assets, which default shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled within ten days after receipt of notice thereof by the Company from the Trustee or the Company and the Trustee from the Holders of not less than 25% in aggregate Principal Amount of the Securities then outstanding (unless such default has been cured or waived); or (vi) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy



                                    A-1-13
or insolvency are Events of Default that will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

     Security holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause
(i) or (ii) above) if it determines that withholding notice is in their interests.

17.  TRUSTEE DEALINGS WITH THE COMPANY

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

18.  NO RECOURSE AGAINST OTHERS

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

19.  AUTHENTICATION

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Certificate of Authentication on the other side of this Security.

20.  ABBREVIATIONS

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common) and CUST (=custodian), and UNIF TRANS MIN ACT (=Uniform Transfers to Minors Act).

21.  GOVERNING LAW

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS




                                    A-1-14

APPLIED TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


       ASSIGNMENT FORM                          CONVERSION NOTICE

       To assign this Security, fill            To convert this Security into
       in the form below:                       Common Stock of the
                                                Company, check the box:

       I or we assign and transfer              ____________________________
       this Security to:

       __________________________:              ____________________________
         (Insert assignee's soc.
       sec. or tax ID no.)                      To convert only part of this
                                                Security, state the Principal
       ______________________________           Amount to be converted (which
                                                must be $1,000 or an integral
       ______________________________           multiple of $1,000):
       ______________________________           :$
       ______________________________           If you want the stock certificate
       (Print or type assignee's                made out in another person's
       name, address and zip code)              name, fill in the form below:

       and irrevocably appoint
       ____________________ agent               ____________________________
       to transfer this Security on
       the books of the Company.  The           ____________________________
       agent may substitute another                (Insert person's soc.
       to act for him.                               sec. or tax ID no.)


                        ______________________________

                        ______________________________

                        ______________________________

                        ______________________________
                        (Print or type person's name,
                          address and zip code)

_________________________________________________________________


Date:_________________ Your Signature:_________________________*



                                    A-1-15

_________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)

* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


















                                    A-1-16

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, check the appropriate box:

        Section 3.08   [ ]

        Section 3.09   [ ]


     If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, state the amount you elect to have purchased:

$___________________________________________

Dated: ____________________         ___________________________________________


                 NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed.


Signature Guarantee:___________________________












                                    A-1-17

                   SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY


     The following exchanges of a part of this Global Security for Certificated Securities or other Global Securities have been made:


                                                             Principal Amount
                  Amount of decrease  Amount of increase      of this global    Signature of
                     in Principal     in Principal          Security following   Authorized
                    Amount of this       Amount of this       such decrease     Signatory of
Date of Exchange   Global Security      Global Security       (or increase)       Trustee
----------------  ------------------  --------------------  ------------------  ------------



























-----------------------
     This schedule should be included only if the Security is a Global Security deposited with the Depository.



                                    A-1-18

                                 EXHIBIT A-2

                      [FORM OF FACE OF CERTIFICATED LYON]

                               BRIGHTPOINT, INC.

                       LIQUID YIELD OPTION NOTE DUE 2018
                         (ZERO COUPON -- SUBORDINATED)


FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THIS SECURITY IS $547.11, THE ISSUE DATE IS MARCH 11, 1998, AND THE YIELD TO STATED MATURITY IS 4% PER ANNUM (COMPUTED ON A SEMIANNUAL BOND EQUIVALENT BASIS).

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. UNLESS THE SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, A HOLDER OF

THIS SECURITY WILL BE ABLE TO EXERCISE THE CONVERSION RIGHT ONLY IF THE HOLDER CERTIFIES THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" OR AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED BELOW.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO
OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF ANY SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2),(3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (E) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE DELIVERY TO THE TRUSTEE OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY AND THE TRUSTEE, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.
THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     [THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.]



                                    A-2-2

                               BRIGHTPOINT, INC.

                      LIQUID YIELD OPTION(TM) NOTE DUE 2018
                         (ZERO COUPON -- SUBORDINATED)



      No.                                                   $____________

      Issue Date:               March 11, 1998       CUSIP No. ___________
      Issue Price:              $452.89
      Original Issue Discount:  $547.11

(for each $1,000 Principal amount)


     Brightpoint, Inc., a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the Principal Amount of _____________________ Dollars on March 11, 2018.

     This Security shall not bear interest except as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security. All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Indenture referred to on the other side of this Security.

     Additional provisions of this Security are set forth on the other side of this Security.

-----------------------
(TM) Trademark of Merrill Lynch & Co., Inc.











                                    A-2-3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                           BRIGHTPOINT, INC.



                                           By:_________________________________
                                              Title:

ATTEST:



___________________________________

(Seal)



TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION



_____________________________________



The Chase Manhattan Bank,
as Trustee, certifies that this Security is one of the Securities referred to in the within-mentioned Indenture.


By:__________________________________
     Authorized Officer


Date:_________________________________





                                    A-2-4

                         [FORM OF REVERSE SIDE OF LYON]

                      LIQUID YIELD OPTION(TM) NOTE DUE 2018
                         (ZERO COUPON -- SUBORDINATED)

1.   INTEREST

     This Security shall not bear interest except as specified in this paragraph or in paragraph 10 hereof. If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 6.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof, upon the date set for payment of a Purchase Price or Change in Control Purchase Price pursuant to paragraph 6 hereof, upon the date set for a Conversion Payment pursuant to paragraph 9 hereof or upon the Stated Maturity of this Security), if interest due hereon or any portion of such interest is not paid when due in accordance with paragraph 10 hereof, or if shares of Common Stock or cash (or cash in lieu of fractional shares) in respect of a conversion of this Security in accordance with the terms of Article XI of the Indenture is not delivered when due, then in each such case the overdue amount shall bear interest at the rate of 4% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due through the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

     Original Issue Discount (the difference between the Issue Price and the Principal Amount of the Security), in the period during which a Security remains outstanding, shall accrue at the rate of 4% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing from the Issue Date of such Security and accruing through the earlier of (a) the date on which the Principal Amount at Stated Maturity hereof or any portion of such Principal Amount at Stated Maturity becomes due and payable and (b) any Redemption Date, Conversion Date, Change in Control Purchase Date, Purchase Date or other date on which such Original Issue Discount shall cease to accrue in accordance with Section 2.08 of the Indenture.

2.   METHOD OF PAYMENT

     Subject to the terms and conditions of the Indenture, Brightpoint, Inc. (the "Company") will make payments in respect of the Securities to the persons who are registered Holders of Securities at the close of business on the Business Day preceding the Redemption Date or Stated Maturity, as the case may be, or at the close of business on a Purchase Date, Change in Control Purchase Date or Conversion Date, as the case may be. Holders must surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash

----------------------

(TM) Trademark of Merrill Lynch & Co., Inc.


                                    A-2-5
amounts in money of The United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments in respect of a certificated Security, if applicable, by check payable in such money.

3.   PAYING AGENT, CONVERSION AGENT AND REGISTRAR

     Initially, The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar, upon notice to the Trustee and the Holders. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.   INDENTURE

     The Company issued the Securities under an Indenture, dated as of March 11, 1998 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and, as in effect on the date of the Indenture (the "TIA"), except as provided in Section 9.03 of the Indenture. Capitalized terms used herein or on the face hereof and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general unsecured obligations of the Company limited to the aggregate Principal Amount at Stated Maturity specified in Section 2.02 of the Indenture (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured, including Senior Indebtedness.

5.   REDEMPTION AT THE OPTION OF THE COMPANY

     No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company at the Redemption Prices set forth below, provided, however, that the Securities are not redeemable prior to March 11, 2003.

     The table below shows the Redemption Prices of a Security per $1,000 Principal Amount at Stated Maturity on the dates shown below and at Stated Maturity, which prices reflect accrued Original Issue Discount calculated through each such date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued from the next preceding date in the table through the Redemption Date.



                                    A-2-6

                                   (1)           (2)               (3)
                                                ACCRUED
                                                ORIGINAL         REDEMPTION
                                  LYON           ISSUE              PRICE
REDEMPTION DATE                   ISSUE         DISCOUNT         -----------
---------------                   PRICE           AT 4%            (1) +(2)
                                  -----         --------
March 11, 2003.................  $452.89         $99.18           $552.07
March 11, 2004.................   452.89         121.48            574.37
March 11, 2005.................   452.89         144.69            597.58
March 11, 2006.................   452.89         168.83            621.72
March 11, 2007.................   452.89         193.95            646.84
March 11, 2008.................   452.89         220.08            672.97
March 11, 2009.................   452.89         247.27            700.16
March 11, 2010.................   452.89         275.56            728.45
March 11, 2011.................   452.89         304.98            757.87
March 11, 2012.................   452.89         335.60            788.49
March 11, 2013.................   452.89         367.46            820.35
March 11, 2014.................   452.89         400.60            853.49
March 11, 2015.................   452.89         435.08            887.97
March 11, 2016.................   452.89         470.96            923.85
March 11, 2017.................   452.89         508.28            964.17
At Maturity....................   452.89         547.11          1,000.00

     If converted to a semiannual coupon note following the occurrence of a Tax Event, this Security will be redeemable at the Restated Principal Amount plus accrued and unpaid interest from the date of such conversion through the Redemption Date; but in no event will this Security be redeemable before March 11, 2003.

6.   PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER; CHANGE IN CONTROL

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount at Stated Maturity of such Securities, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. Such Purchase Price (equal to Issue Price plus accrued Original Issue Discount through such Purchase Date) may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.







                                    A-2-7

     PURCHASE DATE                     PURCHASE PRICE
     March 11, 2003                        $552.07
     March 11, 2008                        $672.97
     March 11, 2013                        $820.35

     If prior to a Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion through the Purchase Date.

     Subject to the terms and conditions of the Indenture, if any Change in Control occurs on or prior to March 11, 2003, the Company shall, at the option of the Holders, purchase all Securities for which a Change in Control Purchase Notice shall have been delivered as provided in the Indenture and not withdrawn, on the date that is 35 Business Days after the occurrence of such Change in Control, for a Change in Control Purchase Price equal to the Issue Price plus accrued Original Issue Discount through the Change in Control Purchase Date, which Change in Control Purchase Price shall be paid in cash. If prior to a Change in Control Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Change in Control Purchase Price shall be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion through the Change in Control Purchase Date.

     Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash sufficient to pay the Purchase Price or Change in Control Purchase Price of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, Original Issue Discount ceases to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holders thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, upon surrender of such Security).

7.   NOTICE OF REDEMPTION

     Notice of redemption under paragraph 5 will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such date Original Issue Discount ceases to accrue





                                    A-2-8
on such Securities or portions thereof. Securities in denominations larger than $1,000 of Principal Amount may be redeemed in part but only in integral multiples of $1,000 of Principal Amount.

8.   SUBORDINATION

     The Securities are subordinated to all existing and future Senior Indebtedness. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Indenture does not limit the present or future amount of Senior Indebtedness the Company may have. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9.   CONVERSION

     Subject to the next two succeeding sentences, a Holder of a Security may convert it at any time before the close of business on March 11, 2018; provided, however, that if a Security is called for redemption, the Holder may convert it at any time before the close of business on the Redemption Date.
The number of shares of Common Stock to be delivered upon conversion of a Security into Common Stock for each $1,000 of Principal Amount shall be equal to the Conversion Rate. A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if the notice of exercise is withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Rate is 19.109 shares of Common Stock per 1,000 Principal Amount, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Common Stock.

     The Holders' right to convert Securities into shares of Common Stock is subject to the Company's right to elect to instead pay such Holder the amount of cash set forth in the next succeeding sentence, in lieu of delivering such shares of Common Stock; provided, however, that if such payment of cash is not permitted pursuant to the provisions of the Indenture or the provisions of any other agreement or instrument to which the Company is a party or by which it is bound or otherwise, the Company shall deliver shares of Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with Article XI of the Indenture, whether or not the Company has delivered a notice pursuant to
Section 11.02 thereof to the effect that the conversion price will be paid in cash. The amount of cash to be paid for each $1,000 Principal Amount of a Security shall be equal to the Sale Price of a share of Common Stock on the Trading Day immediately prior to the related Conversion Date multiplied by the Conversion Rate in effect on such Trading Day.

     The Company shall not pay cash in lieu of delivering shares of Common Stock upon the conversion of any Security pursuant to the terms of Article XI of the Indenture (other than cash




                                    A-2-9
in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether each Security shall be converted into shares of Common Stock or cash) and is continuing an Event of Default (other than a default in such payment on such Securities), provided, however, that this sentence shall not apply in the event that an Event of Default occurs after such cash is paid.

     In the event the Company exercises its option pursuant to Section 12.01 of the Indenture to have interest in lieu of Original Issue Discount accrue on the Security following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Common Stock (or, at the Company's option, the same amount of cash in lieu thereof) such Holder would have received if the Company had not exercised such option. If the Company exercises such option, Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business of such Interest Payment Date (except Securities to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

     To convert a Security a Holder must (i) complete and manually sign the conversion notice on the back of the Security (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent (or the office or agency referred to in Section 4.05 of the Indenture) or, if applicable, complete and deliver to The Depository Trust Company ("DTC" or the "Depositary," which term includes any successor thereto) the appropriate instruction form for conversion pursuant to the Depositary's book entry conversion program, (ii) surrender the Security to a Conversion Agent by physical or book entry delivery (which is not necessary in the case of conversion pursuant to the Depositary's book entry conversion program), (iii) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (iv) pay any transfer or similar tax, if required. Book entry delivery of a Security to the Conversion Agent may be made by any financial institution that is a participant in the Depositary; conversion through the Depositary's book entry conversion program is available for any security that is held in an account maintained at the Depositary by any such participant.

     A Holder may convert a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Security, that portion of accrued Original Issue Discount (or interest, if the Company has exercised its option provided for in paragraph 10 hereof) attributable to the period from the Issue Date (or, if the Company has exercised the option referred to in paragraph 10 hereof, the later of (x) the date of such exercise and (y) the date on which interest was last paid) through the Conversion Date with respect to the converted Security shall not be canceled, extinguished or forfeited, but rather shall be deemed paid in full to the Holder thereof through the delivery of shares of Common Stock



                                    A-2-10

(and any cash in lieu of fractional shares) or cash in exchange for the Security being converted pursuant to the terms hereof.

     The Conversion Rate will be adjusted for dividends or distributions on Common Stock payable in Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock for a period expiring within 60 days at less than the Sale Price at the Time of Determination; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions). However, no adjustment need be made if Securityholders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

     If the Company is a party to a consolidation, merger or binding share exchange of the type specified in the Indenture, or certain transfers of all or substantially all of its assets to another person, or in certain other circumstances described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

10.  TAX EVENT

     (a) From and after (i) the date (the "Tax Event Date") of the occurrence of a Tax Event and (ii) the date the Company exercises such option, whichever is later (the "Option Exercise Date"), at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at the rate of 4% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued through the Option Exercise Date and shall be payable semiannually on March 11 and September 11 of each year (each an "Interest Payment Date") to holders of record at the close of business on February 24 or August 27 (each a "Regular Record Date") immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date.

     (b) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a Global Security, interest payable on any Interest Payment Date will be paid to the Depositary for the purpose of permitting such party to credit the interest received by it in respect of such Global Security to the accounts of the beneficial owners thereof.




                                    A-2-11

     (c) Except as otherwise specified with respect to the Securities, any Defaulted Interest on any Security shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 12.02 (b) of the Indenture.

11.  CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION

     Any Securities called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders and to make payment for such Securities to the Trustee in trust for such Holders.

12.  DENOMINATIONS; TRANSFER; EXCHANGE

     The Securities are issued in registered book-entry form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples thereof. The Securities will initially be sold in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

13.  PERSONS DEEMED OWNERS

     The registered Holder of this Security may be treated as the owner of this Security for all purposes.

14.  UNCLAIMED MONEY OR SECURITIES

     The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be mailed to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company at its written request, Holders entitled to the money or securities must look to



                                    A-2-12
the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability with respect to such money or securities for that period commencing after the return thereof.

15.  AMENDMENT; WAIVER

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article V or Section 11.14 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add to the covenants or obligations of the Company thereunder, or to surrender any right, power or option conferred upon the Company, or to make any change to comply with the TIA, or any amendment thereafter, or any requirement of the SEC in connection with the qualification of the Indenture under the TIA or any amendment thereof or to make any change that does not adversely affect the rights of any Securityholder.

16.  DEFAULTS AND REMEDIES

     Under the Indenture, Events of Default include (i) if the Securities have been converted to semiannual coupon notes following a Tax Event, default in the payment of interest which default continues for a period of 30 days; (ii) default in payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Conversion Payment or Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable; (iii) failure either to deliver the shares of Common Stock or pay cash in lieu thereof (together with cash in lieu of fractional shares) in accordance with the terms of the Indenture when such shares of Common Stock or cash are required to be delivered following conversion of a Security and such failure is not remedied for a period of 10 days; (iv) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (v) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company having an aggregate outstanding principal amount of in excess of the greater of (a) $10,000,000 or (b) 5% of Consolidated Net Assets, which default shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled within ten days after receipt of notice thereof by the Company from the Trustee or the Company and the Trustee from the Holders of not less than 25% in aggregate Principal Amount of the Securities then outstanding (unless such default has been cured or waived); or (vi) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy




                                    A-2-13
or insolvency are Events of Default that will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

     Security holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause
(i) or (ii) above) if it determines that withholding notice is in their interests.

17.  TRUSTEE DEALINGS WITH THE COMPANY

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

18.  NO RECOURSE AGAINST OTHERS

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

19.  AUTHENTICATION

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Certificate of Authentication on the other side of this Security.

20.  ABBREVIATIONS

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common) and CUST (=custodian), and UNIF TRANS MIN ACT (=Uniform Transfers to Minors Act).

21.  GOVERNING LAW

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS



                                    A-2-14

APPLIED TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


       ASSIGNMENT FORM                          CONVERSION NOTICE

       To assign this Security, fill            To convert this Security into
       in the form below:                       Common Stock of the
                                                Company, check the box:

       I or we assign and transfer              ____________________________
       this Security to:

       __________________________:              ____________________________
         (Insert assignee's soc.
       sec. or tax ID no.)                      To convert only part of this
                                                Security, state the Principal
       ______________________________           Amount to be converted (which
                                                must be $1,000 or an integral
       ______________________________           multiple of $1,000):
       ______________________________           :$
       ______________________________           If you want the stock certificate
       (Print or type assignee's                made out in another person's
       name, address and zip code)              name, fill in the form below:

       and irrevocably appoint
       ____________________ agent               ____________________________
       to transfer this Security on
       the books of the Company.  The           ____________________________
       agent may substitute another                (Insert person's soc.
       to act for him.                               sec. or tax ID no.)


                        ______________________________

                        ______________________________

                        ______________________________

                        ______________________________
                        (Print or type person's name,
                          address and zip code)

_________________________________________________________________


Date:_________________ Your Signature:_________________________*




                                    A-2-15

_________________________________________________________________
(Sign exactly as your name appears on the other side of this Security)

* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.









                                    A-2-16

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you want to elect to have this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, check the appropriate box:

        Section 3.08   [ ]

        Section 3.09   [ ]


     If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 3.08 or Section 3.09 of the Indenture, state the amount you elect to have purchased:

$___________________________________________

Dated: ____________________         ___________________________________________


                NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed.




Signature Guarantee:___________________________







                                    A-2-17

                   SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY


     The following exchanges of a part of this Global Security for Certificated Securities or other Global Securities have been made:


                                                             Principal Amount
                  Amount of decrease  Amount of increase      of this global    Signature of
                     in Principal     in Principal          Security following   Authorized
                    Amount of this       Amount of this       such decrease     Signatory of
Date of Exchange   Global Security      Global Security       (or increase)       Trustee
----------------  ------------------  --------------------  ------------------  ------------





























-----------------

     This schedule should be included only if the Security is a Global Security deposited with the Depository.




                                    A-2-18

                                   EXHIBIT B-1

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
         FROM RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY
                (Pursuant to Section 2.11(a)(i) of the Indenture)

_______________________________
_______________________________
_______________________________
_______________________________

         Re: Liquid Yield Option Notes due 2018 (Zero Coupon -- Subordinated) of Brightpoint, Inc.

         Reference is hereby made to the Indenture, dated as of March 11, 1998 (the "Indenture"), between Brightpoint, Inc. (the "Company") and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $_______ principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No._________) and held with the Depositary in the name of ____________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No. __________), which amount, immediately after such transfer, is to be held with the Depositary.

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

         (1) The offer of the Securities was not made to a person in the United States;

         (2)      either:

                  (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or


                                     B-1-1

                           (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary.

         Upon giving effect to this request to exchange a beneficial interest in a Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Securities pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Securities, the additional restrictions applicable to transfers of interest in the Regulation S Global Security.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                                 -------------------------------
                                                 [Insert Name of Transferor]


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:

Dated:
      --------------------

cc: Brightpoint, Inc.

                                     B-1-2

                                   EXHIBIT B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
         FROM REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY
               (Pursuant to Section 2.11(a)(ii) of the Indenture)


_______________________________
_______________________________
_______________________________
_______________________________

         Re: Liquid Yield Option Notes due 2018 (Zero Coupon -- Subordinated) of Brightpoint, Inc.

         Reference is hereby made to the Indenture, dated as of March 11, 1998 (the "Indenture"), between Brightpoint, Inc. (the "Company") and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $_______ principal amount of Securities which are evidenced by one or more Regulation S Global Securities (CUSIP No. __________) and held with the Depositary in the name of ______________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No. _________), to be held with the Depositary.

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that:

                                   [CHECK ONE]

[ ] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

                                     B-2-1

[ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

[ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

[ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the Global Securities and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

         Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in Restricted Global Securities, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Restricted Global Securities pursuant to the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                                    ----------------------------
                                                     [Insert Name of Transferor]

                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title:
Dated:
       ----------------------

cc: Brightpoint, Inc.


                                     B-2-2

                                   EXHIBIT B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
              FROM 144A GLOBAL SECURITY TO INSTITUTIONAL ACCREDITED
                            INVESTOR GLOBAL SECURITY
               (Pursuant to Section 2.11(a)(iii) of the Indenture)

_______________________________
_______________________________
_______________________________
_______________________________


         Re: Liquid Yield Option Notes due 2018 (Zero Coupon -- Subordinated) of Brightpoint, Inc.

         Reference is hereby made to the Indenture, dated as of March 11, 1998 (the "Indenture"), between Brightpoint, Inc. (the "Company") and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $_______ principal amount of Securities which are evidenced by one or more 144A Global Securities (CUSIP No. __________) and held with the Depositary in the name of ______________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Institutional Accredited Investor Global Securities (CUSIP No. _________), to be held with the Depositary.

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that:

                                   [CHECK ONE]

[ ] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

                                     B-3-1

[ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

[ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

[ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the Global Securities and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

         Upon giving effect to this request to exchange a beneficial interest in 144A Global Securities for a beneficial interest in Institutional Accredited Investor Global Securities, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Institutional Accredited Investor Global Securities pursuant to the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred.

                                                    ----------------------------
                                                    [Insert Name of Transferor]

                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title:
Dated:
        -----------------------
cc: Brightpoint, Inc.


                                     B-3-2

                                   EXHIBIT B-4

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                          FROM INSTITUTIONAL ACCREDITED
                INVESTOR GLOBAL SECURITY TO 144A GLOBAL SECURITY
               (Pursuant to Section 2.11(a)(iv) of the Indenture)

_______________________________
_______________________________
_______________________________
_______________________________
_______________________________

         Re: Liquid Yield Option Notes due 2018 (Zero Coupon -- Subordinated) of Brightpoint, Inc.

         Reference is hereby made to the Indenture, dated as of March 11, 1998 (the "Indenture"), between Brightpoint, Inc. (the "Company") and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $_______ principal amount of Securities which are evidenced by one or more Institutional Accredited Investor Global Securities (CUSIP No. __________) and held with the Depositary in the name of ______________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more 144A Global Securities (CUSIP No. _________), to be held with the Depositary.

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that:

                                   [CHECK ONE]

[ ] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                    or

                                    B-4-1

[ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

[ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

[ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the Global Securities and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     Upon giving effect to this request to exchange a beneficial interest in Institutional Accredited Investor Global Securities for a beneficial interest in 144A Global Securities, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to 144A Global Securities pursuant to the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred.

                                        ----------------------------
                                        [Insert Name of Transferor]

                                        By:
                                           -------------------------
                                           Name:
                                           Title:
Dated:
       ---------------------------

cc: Brightpoint, Inc.


                   B-4-2

                                   EXHIBIT B-5

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                           OF CERTIFICATED SECURITIES
                 (Pursuant to Section 2.11(b) of the Indenture)


_______________________________
_______________________________
_______________________________


         Re: Liquid Yield Option Notes due 2018 (Zero Coupon -- Subordinated) of Brightpoint, Inc.

         Reference is hereby made to the Indenture, dated as of March 11, 1998 (the "Indenture"), between Brightpoint, Inc. (the "Company") and The Chase Manhattan Bank,, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with such request and in respect of the Securities surrendered to the Trustee herewith for exchange (the "Surrendered Securities"), the Holder of such Surrendered Securities hereby certifies that:

                                   [CHECK ONE]

[ ] the Surrendered Securities are being acquired for the Transferor's own account, without transfer;

                                       or

[ ]      the Surrendered Securities are being transferred to the Company;

                                       or

[ ] the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                    B-5-1
                                       or

[ ] the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

[ ] the Surrendered Securities are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

[ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the Global Securities and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchaser of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                        --------------------------
                                        [Insert Name of Transferor]


                                        By:
                                           ------------------------
                                           Name:
                                           Title:
Dated:
      ----------------

cc: Brightpoint, Inc.


                                    B-5-2